REVOLVING CREDIT AGREEMENT

                                      among

                             GROVE OPERATING, L.P.,
                              GROVE PROPERTY TRUST

                                       and

                    RHODE ISLAND HOSPITAL TRUST NATIONAL BANK

                                       and

                          OTHER BANKS WHICH MAY BECOME
                            PARTIES TO THIS AGREEMENT

                                       and

                   RHODE ISLAND HOSPITAL TRUST NATIONAL BANK,
                                    AS AGENT

                              Dated March 26, 1997

                                Table of Contents

ss.1.  DEFINITIONS AND RULES OF INTERPRETATION..............................1
         ss.1.1  Definitions................................................1
         ss.1.2.  Rules of Interpretation...................................1
ss.2.  THE REVOLVING CREDIT FACILITY........................................1
       ss.2.1.  Commitment to Lend..........................................1
       ss.2.2.   [Intentionally Omitted]....................................2
       ss.2.3.  The Revolving Credit Notes..................................2
       ss.2.4.  Interest on Revolving Credit Loans; Fees....................2
       ss.2.5.  Requests for Revolving Credit Loans.........................3
       ss.2.6.  Conversion Options..........................................6
       ss.2.7.  Funds for Revolving Credit Loans............................8
ss.3.  REPAYMENT OF THE REVOLVING CREDIT LOANS..............................9
         ss.3.1.  Maturity..................................................9
         ss.3.2.  Optional Repayments of Revolving Credit Loans.............9
ss.4.  CERTAIN GENERAL PROVISIONS...........................................9
       ss.4.1.  Funds for Payments..........................................9
       ss.4.2.  Computations...............................................10
       ss.4.3.  Inability to Determine LIBOR Rate..........................11
       ss.4.4.  Illegality.................................................11
       ss.4.5.  Additional Costs, Etc......................................11
       ss.4.6.  Capital Adequacy...........................................13
       ss.4.7.  Certificate................................................13
       ss.4.8.  Indemnity..................................................13
       ss.4.9.  Interest on Overdue Amounts................................14
ss.5.  COLLATERAL SECURITY.................................................14
       ss.5.1.  Collateral.................................................14
       ss.5.2.  Recourse Obligations.......................................15
       ss.5.3.  Release Conditions.........................................15
       ss.5.4.  Additions; Replacement.....................................15
ss.6.  REPRESENTATIONS AND WARRANTIES......................................16
ss.7.  AFFIRMATIVE COVENANTS...............................................18
ss.8.  NEGATIVE COVENANTS..................................................21
ss.9.  FINANCIAL COVENANTS.................................................24
ss.10.  CONDITIONS TO THE CLOSING DATE.....................................25
         ss.10.1.  Loan Documents..........................................25
         ss.10.2.  Certified Copies of Organization Documents..............25
         ss.10.3.  By-Laws; Resolutions....................................25
         ss.10.4.  Incumbency Certificate; Authorized Signers..............25
         ss.10.5.  Validity of Liens.......................................26
         ss.10.6.  Survey and Taxes........................................26
         ss.10.7.  Title Insurance; Title Exception Documents..............26
         ss.10.8.  Leases, Service Contracts and Other Documents...........26
         ss.10.9.  Estoppel Agreements; Subordination, Attornment
                   and Non-Disturbance Agreements..........................26
         ss.10.10.  Certificates of Insurance..............................27
         ss.10.11.  Hazardous Substance Assessments............ ...........27
         ss.10.12.  Opinion of Counsel Concerning Organization and Loan
                    Documents..............................................27
         ss.10.13.  Appraisals................................ ............27
         [ss.10.14.  [Intentionally Omitted]...............................27
         ss.10.15.  Structural Condition Assurances........................27
         ss.10.16.  Permit Assurances; Compliance..........................27
         ss.10.17.  Guaranty...............................................28
         ss.10.18.  Financial Analysis of Initial Collateral Properties....28
         ss.10.19.  Inspection of Collateral Properties....................28
         ss.10.20.  Certifications from Government Officials; UCC-11 Reports.28
         ss.10.21.  Proceedings and Documents..............................28
         ss.10.22.  Fees...................................................28
         ss.10.23.  Closing Certificate....................................29
         ss.10.24.  Consolidation Transaction..............................29
ss.11.  CONDITIONS TO ALL BORROWINGS.......................................29
       ss.11.1.  Representations True; No Event of Default; Compliance
                 Certificate...............................................29
       ss.11.2.  Date Down Endorsement.....................................29
       ss.11.3.  No Legal Impediment.......................................29
       ss.11.4.  Governmental Regulation...................................29
ss.12.  EVENTS OF DEFAULT; ACCELERATION; ETC...............................30
       ss.12.1.  EVENTS OF DEFAULT; ACCELERATION...........................30
       ss.12.2.  Termination of Commitments................................31
       ss.12.3.  Remedies..................................................31
       ss.12.4.  Distribution of Collateral Proceeds.......................32
ss.13.  SETOFF.............................................................33
ss.14.  THE AGENT..........................................................33
         ss.14.1.  Authorization...........................................33
         ss.14.2.  Employees and Agents....................................34
         ss.14.3.  No Liability............................................34
         ss.14.4.  No Representations......................................34
         ss.14.5.  Payments................................................35
         ss.14.6.  Holders of Revolving Credit Notes.......................36
         ss.14.7.  Indemnity...............................................36
         ss.14.8.  Agent as Bank...........................................36
         ss.14.9.  Notification of Defaults and Events of Default..........36
         ss.14.10.  Duties in the Case of Enforcement......................37
         ss.14.11.  Successor Agent........................................37
         ss.14.12.  Notices................................................38
ss.15.  ASSIGNMENT; PARTICIPATIONS; ETC....................................38
       ss.15.1.  Conditions to Assignment by Banks.........................38
       ss.15.2.  Certain Representations and Warranties; Limitations;
                 Covenants.................................................39
       ss.15.3.  Register..................................................39
       ss.15.4.  New Revolving Credit Notes................................40
       ss.15.5.  Participations............................................40
       ss.15.6.  Pledge by Lender..........................................41
       ss.15.7.  No Assignment by Borrower.................................41
       ss.15.8.  Disclosure................................................41
ss.16.  CONSENTS, AMENDMENTS, WAIVERS, ETC.................................41
ss.17.  [Intentionally Omitted]............................................43
ss.18.  MISCELLANEOUS......................................................43
ss.19.  PREJUDGMENT REMEDY WAIVER..........................................44

                                    EXHIBITS


         A            Form of Revolving Credit Note
         B            Form of Assignment of Leases and Rents
         C            Collateral Property Conditions
         D            Form of Business Plan Summary
         E            Form of Rent Roll
         F            Form of Loan Request
         G            Form of Compliance Certificate
         H            Form of Closing Certificate
         I            Form of Assignment and Assumption Agreement

                Schedules to Restated Revolving Credit Agreement

SCHEDULE 1                     Banks' Commitments
SCHEDULE 2                     Definitions and Rules of Interpretation
SCHEDULE 6(b)         Capitalization; Outstanding Securities, Etc.
SCHEDULE 6(c)         Partially Owned Real Estate Holding Entities
SCHEDULE 6(p)         Subsidiaries/Joint Ventures
SCHEDULE 8(a)(ix)     Existing Indebtedness of Borrower
SCHEDULE 8(b)(ix)     First Union Collateral
SCHEDULE 8(b)(x)      Citicorp Collateral
SCHEDULE 8(b)(xi)     Existing Permitted Liens

                           REVOLVING CREDIT AGREEMENT

         This REVOLVING CREDIT AGREEMENT is made as of the 26th day of March, 1997, by and among GROVE OPERATING, L.P., a Delaware limited partnership (the "Borrower"), GROVE PROPERTY TRUST, a Maryland corporation which is the sole general partner of the Borrower (the "Guarantor"), each having its principal place of business at 598 Asylum Avenue, Hartford, Connecticut 06105, RHODE ISLAND HOSPITAL TRUST NATIONAL BANK, a national banking association having its principal place of business at One Hospital Trust Plaza, Providence, Rhode Island 02903, and the other lending institutions which may become parties hereto pursuant to ss.15 (individually, a "Bank" and collectively, the "Banks") and RHODE ISLAND HOSPITAL TRUST NATIONAL BANK, as agent for itself and each other Bank (in such capacity, the "Agent").


      ss.1.      DEFINITIONS AND RULES OF INTERPRETATION.


     ss1.1. Definitions. Except as otherwise expressly provided herein, all capitalized terms used in this Agreement, the exhibits hereto and any notes, certificates, reports or other documents or instruments made or delivered pursuant to or in connection with this Agreement shall have the meanings set forth for such terms in Schedule 2 hereto.


     ss1.2.Rules of Interpretation. Except as otherwise expressly provided herein, the rules of interpretation set forth in Schedule 2 hereto shall apply to this Agreement, the exhibits hereto and any notes, certificates, reports or other documents or instruments made or delivered pursuant to or in connection with this Agreement.

         ss.2.      THE REVOLVING CREDIT FACILITY.


     ss2.1. Commintment to Lend. Subject to the provisions of ss.2.5 and the other terms and conditions set forth in this Agreement, each of the Banks severally agrees to lend to the Borrower and the Borrower may borrow, repay, and reborrow from each Bank from time to time between the Closing Date and the Maturity Date upon notice by the Borrower to the Agent given in accordance with ss.2.5 hereof, such sums as are requested by the Borrower up to a maximum aggregate principal amount outstanding (after giving effect to all amounts requested) at any one time equal to such Bank's Commitment; provided that the sum of the outstanding aggregate amount of the Revolving Credit Loans (after giving effect to all amounts requested) shall not at any time exceed the Borrowing Base at such time. The Borrower agrees that it shall be an Event of Default if at any time the outstanding Revolving Credit Loans exceed the Borrowing Base at such time and such excess is not paid to the Agent on behalf of the Banks within thirty (30) days of the Agent's request therefor.

         The Revolving Credit Loans shall be made pro rata in accordance with each Bank's Commitment Percentage. Each request for a Revolving Credit Loan made pursuant to ss.2.5 hereof shall constitute a representation and warranty by the Borrower that the conditions set forth in ss.10 have been satisfied as of the Closing Date and that the conditions set forth in ss.11 have been satisfied on the date of such request and will be satisfied on the proposed Drawdown Date of the requested Revolving Credit Loan. No Revolving Credit Loan shall be required to be made by any Bank unless all of the conditions contained in ss.10 have been satisfied as of the Closing Date and that the conditions set forth in ss.11 have been met at the time of any request for a Revolving Credit Loan.


                  ss.2.2. [Intentionally Omitted]


     ss2.3.The Reveolving Credit Notes. The Revolving Credit Loans shall be evidenced by the Revolving Credit Notes. A Revolving Credit Note shall be payable to the order of each Bank in an aggregate principal amount equal to such Bank's Commitment. The Borrower irrevocably authorizes each Bank to make or cause to be made, at or about the time of the Drawdown Date of any Revolving Credit Loan or at the time of receipt of any payment of principal on such Bank's Revolving Credit Notes, an appropriate notation on such Bank's Revolving Credit Note Record reflecting the making of such Revolving Credit Loan or (as the case may be) the receipt of such payment. The outstanding amount of the Revolving Credit Loans set forth on such Bank's Revolving Credit Note Record shall be prima facie evidence of the principal amount thereof owing and unpaid to such Bank, but the failure to record, or any error in so recording, any such amount on such Bank's Revolving Credit Note Record shall not limit or otherwise affect the obligations of the Borrower hereunder or under any Revolving Credit Note to make payments of principal of or interest on any Revolving Credit Note when due.


                  ss.2.4.  Interest on Revolving Credit Loans; Fees.


      (a)Each Base Rate Loan shall bear interest for the period commencing with the Drawdown Date thereof and ending on the last day of each Interest Period with respect thereto (unless earlier paid in accordance with ss.3.2) at a rate equal to the Base Rate.


      (b)Each LIBOR Rate Loan shall bear interest for the period commencing with the Drawdown Date thereof and ending on the last day of each Interest Period with respect thereto (unless earlier paid in accordance with ss.3.2) at a rate equal to the LIBOR Rate determined for such Interest Period plus one and two-tenths of one percent (1.20%).


     (c) The Borrower unconditionally promises to pay interest on each Revolving Credit Loan in arrears on each Interest Payment Date with respect thereto.


     (d) The Borrower agrees to pay to the Agent for the respective accounts of the Banks a facility fee (the "Facility Fee") equal to one half of one percent (1/2%) of an amount (the "Initial Amount") equal to the sixty percent (60%) of the Appraised Value of the Collateral Properties on the Closing Date. Such facility fee shall be due and payable in two equal installments, with the first installment due and payable on the Closing Date and the second installment due and payable on that date which is the earliest to occur of (i) the payment in full of the Obligations, (ii) any increase in the outstanding principal amount of the Obligations above the Initial Amount and (iii) six (6) months following the Closing Date. In addition, if the Agent shall determine at any time that an amount equal to sixty percent (60%) of the Appraised Value of the Collateral Properties after the Closing Date exceeds the Initial Amount, the Borrower shall pay to the Agent for the respective accounts of the Banks within thirty (30) days of the Agent's demand therefor an additional fee equal to one-half of one percent (1/2%) of such excess; provided, that the Agent shall not be entitled to request that the Borrower pay such additional fee with respect to any such excess more than once during the term of this Agreement.


     ss2.5. Requests for Revolving Credit Loans. The following provisions shall apply to each request by the Borrower for a Revolving Credit Loan:


      (a)The Borrower shall submit a Completed Loan Request to the Agent. The Agent shall promptly deliver a duplicate copy of such Completed Loan Request to each Bank which is then a party to this Agreement at the time such loan request is made. Except as otherwise provided herein, each Completed Loan Request shall be in a minimum amount of (i) $250,000 or an integral multiple of $50,000 in excess thereof if such Loan Request does not involve an Acquisition Property or a New Collateral Property or (ii) $500,000 or an integral multiple of $100,000 in excess thereof if such Loan Request involves an Acquisition Property or New Collateral Property. Each Completed Loan Request shall be irrevocable and binding on the Borrower and shall obligate the Borrower to accept the Revolving Credit Loans requested from the Banks on the proposed Drawdown Date, unless such Completed Loan Request is withdrawn (x) in the case of a request for a LIBOR Rate Loan, at least five (5) Business Days prior to the proposed Drawdown Date for such Revolving Credit Loan, and (y) in the case of a request for a Base Rate Loan, at least two (2) Business Days prior to the proposed Drawdown Date for such Revolving Credit Loan.


    (b) Each Completed Loan Request may be delivered by the Borrower to the Agent by 10:00 a.m. on any Business Day, and


                 (i) in the case of a loan request that does not involve an Acquisition Property or a New Collateral Property, at least one (1) Business Day prior to the proposed Drawdown Date of any Base Rate Loan, and at least three (3) LIBOR Business Days prior to the proposed Drawdown Date of any LIBOR Rate Loan; and


                (ii) in the case of a loan request involving a proposed Acquisition Property or Properties, at least fifteen
                           (15) Business Days prior to the proposed Drawdown Date; and


               (iii) in the case of a loan request involving a proposed New Collateral Property, at least thirty (30) days prior to the proposed Drawdown Date.


                 (c)      Each Completed Loan Request shall include:


                   (A)  in the case of a loan  request  that does not involve an
                           Acquisition Property or a New Collateral Property, a completed writing in the form of Exhibit F hereto specifying: (1) the principal amount of the Revolving Credit Loan requested, (2) the proposed Drawdown Date of such Revolving Credit Loan, (3) the Interest Period applicable to such Revolving Credit Loan, (4) the Type of such Revolving Credit Loan being requested and (5) the purpose for which such funds will be used (a "Completed Exhibit F"); and


                   (B) in the case of a loan request involving a proposed Acquisition Property, (x) a Completed Exhibit F, and
                           (y) evidence that the proposed Acquisition Property meets the following conditions (collectively, the "Acquisition Conditions"):

                                           (1) the proposed Acquisition Property
                                    when  aggregated  with the other Real Estate
                                    Assets  would  not  violate  the   covenants
                                    contained in ss.7(e); and

                                            (2)   the    proposed    Acquisition
                                    Property  (A) does not have  unperformed  or
                                    unpaid remediation costs that are reasonably
                                    likely to be incurred or other environmental
                                    liabilities  in excess of the greater of (I)
                                    an  amount  equal  to the sum of (y)  $1,000
                                    multiplied by the aggregate  number of Units
                                    in such Acquisition  Property plus (z) $2.00
                                    multiplied  by each square foot of the gross
                                    rentable area in such  Acquisition  Property
                                    leased  to   commercial   tenants  and  (II)
                                    $500,000   and  (B)  would  not  cause  such
                                    aggregate  unperformed or unpaid remediation
                                    costs and/or other environmental liabilities
                                    of all Real Estate Assets of the Borrower to
                                    exceed the greater of (I) an amount equal to
                                    the  sum of  (i)  $1,000  multiplied  by the
                                    aggregate  number  of  Units  in  such  Real
                                    Estate Assets plus (ii) $2.00  multiplied by
                                    each square foot of the gross  rentable area
                                    in  such  Real  Estate   Assets   leased  to
                                    commercial tenants and (II) $1,000,000.  The
                                    Completed   Loan   Request   shall   include
                                    evidence  that the Borrower has  performed a
                                    hazardous waste due diligence  review of the
                                    proposed  Acquisition  Property,   and  have
                                    attached  to it a copy  of an  environmental
                                    site  assessment   report  obtained  by  the
                                    Borrower  in  connection  with the  proposed
                                    acquisition   which   contains    sufficient
                                    information     to    permit    the    above
                                    determination       regarding      potential
                                    remediation costs or other environmental liabilities to be made; and


                 (C)    in the case of a loan request  involving the addition of
                           a proposed New Collateral Property, (v) a Completed Exhibit F, (w) evidence that the proposed New Collateral Property meets the Acquisition Conditions,
                           (x) all of the documents and other information relating to the proposed New Collateral Property required by the Collateral Property Conditions, (y) evidence that the proposed New Collateral Property would not cause the aggregate unperformed or unpaid remediation costs that are reasonably likely to be incurred and/or other environmental liabilities of all Collateral Properties to exceed the greater of
                           (I) an amount equal to the sum of (i) $1,000 multiplied by the aggregate number of Units in such New Collateral Property plus (ii) $2.00 multiplied by each square foot of the gross rentable area in such New Collateral Property leased to commercial tenants and (II) $500,000, and (z) evidence that the proposed New Collateral Property when aggregated with the other Collateral Properties would not violate the covenants contained in ss.7(e).


                     (d) No Bank shall be obligated to fund any Revolving Credit Loan unless:


                        (i) a Completed Loan Request has been timely received by the Agent as provided in subsection (a) above; and


                     (ii) both before and after giving effect to the Revolving Credit Loan to be made pursuant to the Completed Loan Request, all of the conditions contained in ss.10 shall have been satisfied as of the Closing Date and all of the conditions set forth in ss.11 shall have been met, including, without limitation, the condition under ss.11.1 that there be no Default or Event of Default under this Agreement; and


                  (iii) the Agent shall have received a certificate in the form of Exhibit G hereto signed by the chief financial officer of the Borrower (in his capacity as such and not in his individual capacity) (copies of which shall be delivered by the Agent promptly to the Banks) setting forth computations evidencing compliance with the covenants contained in ss.9 on a pro forma basis after giving effect to such requested Revolving Credit Loan, and certifying that to the best knowledge of such officer after due inquiry, both before and after giving effect to such requested Revolving Credit Loan, no Default or Event of Default exists or will exist under this Agreement or any other Loan Document; and


                  (iv) in the case of a loan request not involving an Acquisition Property or a New Collateral Property, the proceeds of the Revolving Credit Loan are to be used for the purposes and meet the conditions set forth therein; and


                   (v) in the case of a loan request involving a proposed Acquisition Property, the
                    Acquisition Conditions have been met; and


                   (vi) in the case of a loan request involving the acquisition of an Acquisition Property and its proposed inclusion as a New Collateral Property, the Collateral Property Conditions and the Acquisition Conditions have been met.


                  ss.2.6.  Conversion Options.


          (a) The Borrower may elect from time to time to convert any outstanding Revolving Credit Loan to a Revolving Credit Loan of another Type, provided that (i) with respect to any such conversion of a LIBOR Rate Loan to a Base Rate Loan, such conversion shall take place automatically at the end of the applicable Interest Period unless the Borrower provides notice to the Agent of its request to continue such Revolving Credit Loan as a LIBOR Rate Loan as provided in ss.2.6(b) and ss.2.6(a)(ii); (ii) subject to the further proviso at the end of this ss.2.6(a) and subject to ss.2.6(b) and 2.6(d), with respect to any conversion of a Base Rate Loan to a LIBOR Rate Loan (or a continuation of a LIBOR Rate Loan, as provided in ss.2.6(b)), the Borrower shall give the Agent at least three (3) LIBOR Business Days' prior written notice of such election, which such notice must be received by the Agent by 10:00 a.m. on any Business Day; and (iii) no Revolving Credit Loan may be converted into a LIBOR Rate Loan when any Default or Event of Default has occurred and is continuing. The Agent shall provide each Bank with a copy of such notice promptly after its receipt thereof. All or any part of outstanding Revolving Credit Loans of any Type may be converted as provided herein, provided that each Conversion Request relating to the conversion of a Base Rate Loan to a LIBOR Rate Loan shall be for an amount equal to $250,000 or an integral multiple of $50,000 in excess thereof and shall be irrevocable by the Borrower.


     (b) Any Revolving Credit Loan of any Type may be continued as such upon the expiration of the Interest Period with respect thereto (i) in the case of Base Rate Loans, automatically and (ii) in the case of LIBOR Rate Loans by compliance by the Borrower with the notice provisions contained in ss.2.6(a)(ii); provided that no LIBOR Rate Loan may be continued as such when any Event of Default has occurred and is continuing but shall be automatically converted to a Base Rate Loan on the last day of the first Interest Period relating thereto ending during the continuance of any Event of Default. The Agent shall notify the Banks promptly when any such automatic conversion contemplated by this ss.2.6(b) is scheduled to occur.


     (c) In the event that the Borrower does not notify the Agent of its election hereunder with respect to any Revolving Credit Loan, such Revolving Credit Loan shall be automatically converted to a Base Rate Loan at the end of the applicable Interest Period.


     (d) The Borrower may not request or elect a LIBOR Rate Loan pursuant to ss.2.5, elect to convert a Base Rate Loan to a LIBOR Loan pursuant to ss.2.6(a) or elect to continue a LIBOR Rate Loan pursuant to ss.2.6(b) if, after giving effect thereto, there would be greater than five (5) LIBOR Rate Loans then outstanding. Any Revolving Credit Loan Request for a LIBOR Rate Loan that would create greater than five (5) LIBOR Rate Loans outstanding shall be deemed to be a Loan Request for a Base Rate Loan.


                  ss.2.7.  Funds for Revolving Credit Loans.


     (a) Subject to the other provisions of this ss.2, not later than 11:00 a.m. (Providence time) on the proposed Drawdown Date of any Revolving Credit Loans, each of the Banks will make available to the Agent, at its Head Office, in immediately available funds, the amount of such Bank's Commitment Percentage of the amount of the requested Revolving Credit Loan. Upon receipt from each Bank of such amount, the Agent will make available to the Borrower the aggregate amount of such Revolving Credit Loan made available to the Agent by the Banks; all such funds received by the Agent by 11:00 a.m. (Providence Time) on any Business Day will be made available to the Borrower not later than 2:00 p.m. on the same Business Day. Funds received after such time will be made available by not later than 11:00 a.m. on the next Business Day. The failure or refusal of any Bank to make available to the Agent at the aforesaid time and place on any Drawdown Date the amount of its Commitment Percentage of the requested Revolving Credit Loan shall not relieve any other Bank from its several obligation hereunder to make available to the Agent the amount of its Commitment Percentage of any requested Revolving Credit Loan but in no event shall the Agent (in its capacity as Agent) have any obligation to make any funding or shall any Bank be obligated to fund more than its Commitment Percentage of the requested Revolving Credit Loan or to increase its Commitment Percentage on account of such failure or otherwise.


     (b) The Agent may, unless notified to the contrary by any Bank prior to a Drawdown Date, assume that such Bank has made available to the Agent on such Drawdown Date the amount of such Bank's Commitment Percentage of the Revolving Credit Loan to be made on such Drawdown Date, and the Agent may (but it shall not be required to), in reliance upon such assumption, make available to the Borrower a corresponding amount. If any Bank makes available to the Agent such amount on a date after such Drawdown Date, such Bank shall pay to the Agent on demand an amount equal to the product of (i) the average, computed for the period referred to in clause (iii) below, of the weighted average interest rate paid by the Agent for federal funds acquired by the Agent during each day included in such period, multiplied by (ii) the amount of such Bank's Commitment Percentage of such Revolving Credit Loan, multiplied by (iii) a fraction, the numerator of which is the number of days that elapsed from and including such Drawdown Date to the date on which the amount of such Bank's Commitment Percentage of such Revolving Credit Loan shall become immediately available to the Agent, and the denominator of which is 365. A statement of the Agent submitted to such Bank with respect to any amounts owing under this paragraph shall be prima facie evidence of the amount due and owing to the Agent by such Bank.

         ss.3.      REPAYMENT OF THE REVOLVING CREDIT LOANS.


     ss3.1. Maturity. The Borrower promises to pay on the Maturity Date, and there shall become absolutely due and payable on the Maturity Date, all unpaid principal of the Revolving Credit Loans outstanding on such date, together with any and all accrued and unpaid interest thereon, the unpaid balance of any fees accrued through such date, and any and all other unpaid amounts due under this Agreement, the Revolving Credit Notes or any other of the Loan Documents.


     ss3.2. Optional Repayments of Revolving Credit Line.The Borrower shall have the right, at its election, to prepay the outstanding amount of the Revolving Credit Loans, in whole or in part, at any time without penalty or premium; provided that the outstanding amount of any LIBOR Rate Loans may not be prepaid unless the Borrower pays all amounts due and payable under ss.4.8 hereof for each LIBOR Rate Loan so prepaid at the time of such prepayment. The Borrower shall give the Agent, no later than 10:00 a.m., Boston time, at least five (5) Business Days prior written notice of any prepayment pursuant to this ss.3.2 of any Revolving Credit Loans, specifying the proposed date of prepayment of Revolving Credit Loans and the principal amount to be prepaid. The Agent shall provide each Bank with a copy of such notice promptly after its receipt thereof. Each such partial prepayment of the Revolving Credit Loans shall be in an integral multiple of $100,000, or, if less, the outstanding balance of the Revolving Credit Loans then being repaid, shall be accompanied by the payment of all charges outstanding on all Revolving Credit Loans so prepaid and of all accrued interest on the principal prepaid to the date of payment, and shall be applied, in the absence of instruction by the Borrower, first to the principal of Base Rate Loans and then to the principal of LIBOR Rate Loans, at the Agent's option.

         ss.4.      CERTAIN GENERAL PROVISIONS.


                  ss.4.1.  Funds for Payments.


     (a) All payments of principal, interest, fees, and any other amounts due hereunder or under any of the other Loan Documents shall be made to the Agent, for the respective accounts of the Banks or (as the case may be) the Agent, at the Agent's Head Office, in each case in Dollars and in immediately available funds.


    (b) All payments by the Borrower hereunder and under any of the other Loan Documents shall be made without setoff or counterclaim and free and clear of and without deduction for any taxes, levies, imposts, duties, charges, fees, deductions, withholdings, compulsory liens, restrictions or conditions of any nature now or hereafter imposed or levied by any jurisdiction or any political subdivision thereof or taxing or other authority therein unless the Borrower is compelled by law to make such deduction or withholding. If any such obligation is imposed upon the Borrower with respect to any amount payable by it hereunder or under any of the other Loan Documents, the Borrower shall pay to the Agent, for the account of the Banks or (as the case may be) the Agent, on the date on which such amount is due and payable hereunder or under such other Loan Document, such additional amount in Dollars as shall be necessary to enable the Banks to receive the same net amount which the Banks would have received on such due date had no such obligation been imposed upon the Borrower. The Borrower will deliver promptly to the Agent certificates or other valid vouchers for all taxes or other charges deducted from or paid with respect to payments made by the Borrower hereunder or under such other Loan Document. The Agent shall provide each Bank with a copy of such notice promptly after its receipt thereof.


      (c)The Agent and the Banks acknowledge that the Borrower will establish a demand deposit account with the Agent and intends to deposit into such account on a monthly basis an amount not less than the amount of interest due and payable during such month. Without limiting anything set forth herein, the Agent shall be entitled to charge such account of the Borrower with the Bank for any sum due and payable by the Borrower hereunder or under any of the other Loan Documents. Notwithstanding anything to the contrary contained herein or in any other Loan Document, if, on any date that a payment is due to the Agent or the Banks under the Loan Documents, there are sufficient funds in such account to make such payment and there is no legal impediment of any kind to Agent's effecting such payment by debiting such account, then Borrower shall have no obligation to make such payment (other than by way of Agent's debiting such account in accordance with the above provisions of this paragraph (c)) and no late charge or default rate interest shall accrue, and no Event of Default shall result, from Borrower's failure to make such payment while such sufficient funds remain in such account to make such payment.


     ss4.2. Computations. All computations of interest on the Revolving Credit Loans and of commitment or other similar fees (if any) to the extent applicable shall be based on a 360-day year and paid for the actual number of days elapsed. Except as otherwise provided in the definition of the term "Interest Period" with respect to LIBOR Rate Loans, whenever a payment hereunder or under any of the other Loan Documents becomes due on a day that is not a Business Day, the due date for such payment shall be extended to the next succeeding Business Day, and interest shall accrue during such extension. The outstanding amount of the Revolving Credit Loans as reflected on the Revolving Credit Note Record from time to time shall constitute prima facie evidence of the principal amount thereof.


     ss4.3. Inability to Determine LIBOR Rate. In the event, prior to the commencement of any Interest Period relating to any LIBOR Rate Loan, the Agent shall reasonably determine that adequate and reasonable methods do not exist for ascertaining the LIBOR Rate that would otherwise determine the rate of interest to be applicable to any LIBOR Rate Loan during any Interest Period (and the rate of interest applicable to all indebtedness due and owing to the Agent by any Person to the extent that the principal amount of such indebtedness was intended to bear interest at the LIBOR Rate), the Agent shall forthwith give notice of such determination (which shall be conclusive and binding on the Borrower) to the Borrower and the Banks. In such event (a) any Completed Loan Request with respect to LIBOR Rate Loans shall be automatically withdrawn and shall be deemed a request for Base Rate Loans, (b) each LIBOR Rate Loan will automatically, on the last day of the then current Interest Period thereof, become a Base Rate Loan, and (c) the obligations of the Banks to make LIBOR Rate Loans shall be suspended until the Agent reasonably determines that the circumstances giving rise to such suspension no longer exist, whereupon the Agent shall so notify the Borrower and the Banks.


          ss4.4.Illegality. Notwithstanding any other provisions herein, if any present or future law, regulation, treaty or directive or in the interpretation or application thereof shall make it unlawful for any Bank to make or maintain LIBOR Rate Loans, such Bank shall forthwith give notice of such circumstances to the Borrower and thereupon (a) the Commitment of such Bank to make LIBOR Rate Loans or convert Base Rate Loans to LIBOR Rate Loans shall forthwith be suspended and (b) such Bank's Commitment Percentage of a LIBOR Rate Loans then outstanding shall be converted automatically to Base Rate Loans on the last day of each Interest Period applicable to such LIBOR Rate Loans or within such earlier period as may be required by law, all until such time as it is no longer unlawful for such Bank to make or maintain LIBOR Rate Loans. The Borrower hereby agrees promptly to pay the Agent for the account of such Bank, upon demand, any additional amounts necessary to compensate such Bank for any out-of-pocket costs incurred by such Bank in making any conversion required by this ss.4.4 prior to the last day of an Interest Period with respect to a LIBOR Rate Loan, including any interest or fees payable by such Bank to lenders of funds obtained by it in order to make or maintain its LIBOR Rate Loans hereunder.


     ss4.5. Additional Costs, Etc. If any present or future applicable law, which expression, as used herein, includes statutes, rules and regulations thereunder and interpretations thereof by any competent court or by any governmental or other regulatory body or official charged with the administration or the interpretation thereof and requests, directives, instructions and notices at any time or from time to time hereafter made upon or otherwise issued to any Bank by any central bank or other fiscal, monetary or other authority (whether or not having the force of law, but if not having the force of law, then generally applied by the Banks with respect to similar loans), shall:


           (a) subject any Bank to any tax, levy, impost, duty, charge, fee, deduction or withholding of any nature with respect to this Agreement, the other Loan Documents, such Bank's Commitment or the Revolving Credit Loans (other than taxes based upon or measured by the income or profits of such Bank), or


              (b) materially change the basis of taxation (except for changes in taxes on income or profits) of payments to any Bank of the principal of or the interest on any Revolving Credit Loans or any other amounts payable to the Agent or any Bank under this Agreement or the other Loan Documents, or


             (c) impose or increase or render applicable (other than to the extent specifically provided for elsewhere in this Agreement) any special deposit, reserve, assessment, liquidity, capital adequacy or other similar requirements (whether or not having the force of law) against assets held by, or deposits in or for the account of, or loans by, or commitments of an office of any Bank, or


             (d) impose on any Bank any other conditions or requirements with respect to this Agreement, the other Loan Documents, the Revolving Credit Loans, such Bank's Commitment, or any class of loans or commitments of which any of the Revolving Credit Loans or such Bank's Commitment forms a part;

         and the result of any of the foregoing is


                 (i)         to increase the cost to such Bank of making,
                  funding, issuing,  renewing,   extending  or  maintaining
                  any  of  the Revolving Credit Loans or such Bank's
                  Commitment, or


                  (ii) to reduce the amount of principal, interest or other amount payable to such Bank hereunder on account of such Bank's Commitment or any of the Revolving Credit Loans, or


                  (iii) to require such Bank to make any payment or to forego any interest or other sum payable hereunder, the amount of which payment or foregone interest or other sum is calculated by reference to the gross amount of any sum receivable or deemed received by such Bank from the Borrower hereunder, then, and in each such case, the Borrower will, upon demand made by such Bank at any time and from time to time and as often as the occasion therefor may arise, pay to such Bank such additional amounts as such Bank shall determine in good faith to be sufficient to compensate such Bank for such additional cost, reduction, payment or foregone interest or other sum, provided that such Bank is generally imposing similar charges on its other similarly situated borrowers.


     ss4.6. Capital Adequacy. If any future law, governmental rule, regulation, policy, guideline or directive (whether or not having the force of law, but if not having the force of law, then generally applied by the Banks with respect to similar loans) or the interpretation thereof by a court or governmental authority with appropriate jurisdiction affects the amount of capital required or expected to be maintained by banks or bank holding companies and any Bank or the Agent determines that the amount of capital required to be maintained by it is increased by or based upon the existence of Revolving Credit Loans made or deemed to be made pursuant hereto, then such Bank or the Agent may notify the Borrower of such fact, and the Borrower shall pay to such Bank or the Agent from time to time on demand, as an additional fee payable hereunder, such amount as such Bank or the Agent shall determine in good faith and certify in a notice to the Borrower to be an amount that will adequately compensate such Bank in light of these circumstances for its increased costs of maintaining such capital. Each Bank and the Agent shall allocate such cost increases among its customers in good faith and on an equitable basis, and will not charge the Borrower unless it is generally imposing a similar charge on its other similarly situated borrowers.


     ss4.7. Certificate. A certificate setting forth any additional amounts payable pursuant to ss.ss.4.5 or 4.6 and a brief explanation of such amounts which are due, submitted by any Bank or the Agent to the Borrower, shall be prima facie evidence that such amounts are due and owing.


     ss4.8. Indemnity. In addition to the other provisions of this Agreement regarding such matters, the Borrower agrees to indemnify the Agent and each Bank and to hold the Agent and each Bank harmless from and against any loss, cost or expense (but excluding any loss of anticipated profits) that the Agent or such Bank may sustain or incur as a consequence of (a) the failure by the Borrower to pay any principal amount of or any interest on any LIBOR Rate Loans as and when due and payable, including any such loss or expense arising from interest or fees payable by the Agent or such Bank to lenders of funds obtained by it in order to maintain its LIBOR Rate Loans, (b) the failure by the Borrower to make a borrowing or conversion after the Borrower has given a Completed Loan Request for a LIBOR Rate Loan or a Conversion Request for a LIBOR Rate Loan, and (c) the making of any payment of a LIBOR Rate Loan or the making of any conversion of any such Revolving Credit Loan to a Base Rate Loan on a day that is not the last day of the applicable Interest Period with respect thereto, including interest or fees payable by the Agent or a Bank to lenders of funds obtained by it in order to maintain any such LIBOR Rate Loans.


     ss4.9. Interest on Overdue Amounts. Overdue principal and (to the extent permitted by applicable law) interest on the Revolving Credit Loans and all other overdue amounts payable hereunder or under any of the other Loan Documents shall bear interest payable on demand at a rate per annum equal to four percent (4%) above the Base Rate until such amount shall be paid in full (after as well as before judgment). In addition, the Borrower shall pay a late charge equal to three percent (3%) of any amount of principal (other than principal due on the Maturity Date) and/or interest charges on the Revolving Credit Loans which is not paid within ten (10) days of the date when due.

         ss.5.      COLLATERAL SECURITY.


     ss5.1. Collateral. The Obligations shall be secured by (i) a perfected first priority lien and security interest to be held by the Agent for the benefit of the Banks (subject only to Permitted Liens) in each of the Collateral Properties, pursuant to the terms of the Security Deed applicable to each Collateral Property, (ii) a perfected first priority assignment and security interest to be held by the Agent for the benefit of the Banks in the Leases pursuant to the Assignments of Rents and Leases, (iii) a perfected first priority assignment and security interest, to the extent assignable under applicable law, to be held by the Agent for the benefit of the Banks, in the Permits and Service Agreements pursuant to the Security Deeds, (iv) a perfected first priority lien and security interest to be held by the Agent (subject only to the Permitted Liens) in all furniture, fixtures, equipment, building materials, general intangibles and other personal property owned by the Borrower relating to the Collateral Properties, (v) the Guaranty, (vi) the Environmental Indemnity Agreement, (vii) the Additional Guaranties and (viii) any and all other property of the Borrower, real or personal, tangible or intangible, in which the Agent or any Bank now has or hereafter acquires a security interest or which is now or may hereafter be in the possession of the Agent or any Bank to secure the Obligations, and all proceeds and products of and accessions to all of the foregoing.


        ss5.2.Recourse Obligations. Notwithstanding the foregoing Collateral, the Obligations are full recourse obligations of the Borrower, the Guarantor and the Additional Guarantors and all of their respective assets and properties shall be available for the payment in full in cash and performance of the Obligations.


     ss5.3 Release Conditions. From time to time during the term of the Revolving Credit Loans, the Borrower may request the Agent (on behalf of the Banks) to release the security interest in and lien on any Collateral Property, and the Agent shall provide such release, if the Borrower has met the following conditions as to each such requested release (the "Collateral Release Conditions"): the Agent shall have determined that the Appraised Value of the Collateral Properties remaining after the proposed release will be sufficient so that, immediately following such release, the outstanding amount of Revolving Credit Loans will not exceed the Borrowing Base (after taking into account such release), and the Borrower shall have provided to the Agent a compliance certificate of the chief financial officer of the Borrower evidencing that, after giving effect to such release, the Borrower will be in compliance with the covenants contained in ss.9 hereof on a pro forma basis after giving effect to the release, attaching a copy of the pro forma analysis used in determining such compliance, and certifying that, to the best knowledge of such chief financial officer after due inquiry both before and after giving effect to such release, no Default or Event of Default exists or will exist under any Loan Document.


     ss5.4. Additions; Replacement. From time to time during the term of the Revolving Credit Loans, the Borrower may request in writing the Banks to replace or add to the Collateral then held by the Agent for the benefit of the Banks. Any such request for replacement or addition may be approved only by Unanimous Bank Approval, which approval may be given or withheld by each Bank in its sole discretion, as hereinafter provided. The Banks shall approve or deny such request in writing within thirty (30) days of receipt, provided that the Agent has received, at the time such request is made, all of the information regarding the Real Estate Asset proposed to be added to the Collateral required by the Collateral Property Conditions. Any property so approved by the Agent and the Banks as a replacement of or addition to the Collateral (a "New Collateral Property") shall secure the Revolving Credit Loans and the Appraised Value of such New Collateral Property shall thereafter be included in computing the Borrowing Base. The Borrower shall reimburse the Agent for its reasonable costs and expenses (including reasonable attorneys' fees and expenses of the Agent's counsel) in evaluating the proposed New Collateral Property and, if approved, causing it to secure the Obligations. Without in any way limiting the absolute discretion of the Banks to approve or deny any request to include a property as a New Collateral Property, before a property shall become a New Collateral Property, the Borrower shall have, in any case, satisfied each of the following conditions (the "Additional Collateral Property Conditions"):


           (a) The Acquisition Conditions have been met with respect to the Property (whether or not the proposed New Collateral Property is then owned by the Borrower or an Additional Guarantor or is a proposed Acquisition Property) and the Borrower or an Additional Guarantor (as applicable) shall have executed and delivered to the Agent, with respect to the proposed New Collateral Property, agreements or other documentation substantially similar to the Security Documents (adjusted to reflect differences in the laws of the state in which the New Collateral is located) to create, evidence and secure a perfected first priority lien in favor of the Agent, for the benefit of the Banks, in the New Collateral Property (including, without limitation, (i) the Leases, (ii) the Permits and Service Agreements (to the extent assignable under applicable law), and (iii) the Building and Building Service Equipment relating thereto);


           (b) The Borrower or an Additional Guarantor (as applicable) shall satisfy, with respect to the proposed New Collateral Property, to the satisfaction of the Banks by Unanimous Bank Approval (in their sole discretion), each of the Collateral Property Conditions with respect to each New Collateral Property;


           (c) No Default or Event of Default shall exist under this Agreement or any other Loan Document at the time of any acceptance of a New Collateral Property, unless such Default or Event of Default would be cured thereby and the Borrower shall have delivered a compliance certificate in the form of Exhibit G to the Agent (with copies for each Bank) to such effect;


           (d) The New Collateral Property shall be 100% owned in fee simple by the Borrower or an Additional Guarantor (as applicable) and shall be unencumbered (other than in favor of the Agent and the Banks or as otherwise approved by Unanimous Bank Approval); and


            (e) The Banks by Unanimous Bank Approval shall, in their sole discretion, have approved in writing the addition of the property as a New Collateral Property for inclusion in the Borrowing Base.


           ss6. REPRESENTATIONSS AND WARRANTIES.The Borrower and the Guarantor represent and warrant to the Agent and the Banks on the date hereof, on the date of any Revolving Loan Request, and on each Drawdown Date of any Revolving Credit Loan that: (a) each of the Borrower, the Guarantor and each Additional Guarantor is duly organized, validly existing, and in good standing under the laws of its jurisdiction of organization and is duly qualified and in good standing in every other jurisdiction where it is required to be so qualified, and the execution, delivery and performance by each of the Borrower, the Guarantor and each Additional Guarantor of the Loan Documents (i) are within its trust, partnership or corporate authority, (ii) have been duly authorized, (iii) do not conflict with or contravene its Charter Documents; (b) the outstanding equity of the Borrower on the date hereof is comprised of a general partner interest and limited partner interests, all of which have been duly issued and are outstanding and fully paid and, with respect to limited partner interests, nonassessable, all as set forth in Schedule 6(b) hereto; (c) each of the direct or indirect interests of the Borrower in any Partially-Owned Real Estate Holding Entity is set forth on Schedule 6(c) hereto (as updated from time to time in accordance with the terms hereof), including the type of entity in which the interest is held, the percentage interest owned by the Borrower in such entity, the capacity in which the Borrower holds the interest, and the Borrower's ownership interest therein; provided, that the Borrower agrees to update (at the end of each calendar quarter) such Schedule 6(c) in connection with any additional Investment in any Partially-Owned Real Estate Holding Entity after the date hereof that is permitted by the terms hereof; (d) upon execution and delivery thereof, each Loan Document shall constitute the legal, valid and binding obligation of the Borrower, the Guarantor or the Additional Guarantors, as the case may be, enforceable in accordance with its terms; (e) each of the Borrower, the Guarantor and each Additional Guarantor has good and marketable title to all its material properties, subject only to Permitted Liens and possesses or has the legal right to use all assets, including intellectual properties, franchises and Consents adequate for the conduct of its business as now conducted, without known conflict with any rights of others; (f) the Borrower has provided to the Agent and the Banks its unaudited pro forma Financials as of September 30, 1996 and for the period then ended, and such pro forma Financials are complete and correct in all material respects and have been prepared in accordance with GAAP consistently applied; (g) since September 30, 1996, there has been no materially adverse change of any kind in the Borrower which would have a Materially Adverse Effect; (h) the Guarantor has provided to the Agent and the Banks (i) the pro forma condensed consolidated balance sheet of the Guarantor and its Subsidiaries (including, without limitation, the Borrower) as of September 30, 1996 and their related consolidated statements of operations for the fiscal year ended September 30, 1996 and (ii) the SEC Filings which contain a summary of information relating to the Real Estate Assets and such information is true and correct in all material respects; (i) since September 30, 1996, there has been no materially adverse change of any kind in the Guarantor which would have a Materially Adverse Effect; (j) each Additional Guarantor has delivered to the Agent and the Banks its unaudited operating statements as at September 30, 1996 and for the period then ended and such operating statements are complete and correct in all material respects; (k) since September 30, 1996, there has been no materially adverse change of any kind in any Additional Guarantor which would have a Materially Adverse Effect;
(l) there are no legal or other proceedings or investigations pending or, to the best knowledge of the Borrower, the Guarantor or any Additional Guarantor, threatened against the Borrower, the Guarantor or such Additional Guarantor before any court, tribunal or regulatory authority which would, if adversely determined, alone or together, have a Materially Adverse Effect; (m) the execution, delivery, performance of its obligations, and exercise of its rights under the Loan Documents by the Borrower, the Guarantor and each Additional Guarantor, including borrowing under this Agreement (i) to the best knowledge of the Borrower and the Guarantor after due inquiry, do not require any Consents; and (ii) are not and will not be in conflict with or prohibited or prevented by
(A) any Requirement of Law, (B) any Charter Document, trust minute or resolution, or (C) in any material respect, instrument, agreement or provision thereof, in each case binding on the Borrower, the Guarantor or any Additional Guarantor or affecting any property of the Borrower, the Guarantor or any Additional Guarantor; (n) neither the Guarantor, the Borrower nor any Additional Guarantor is in violation of (A) any Charter Document, trust minute or resolution, (B) any instrument or agreement, in each case binding on it or affecting its property, or (C) any Requirement of Law, in a manner which could have a Materially Adverse Effect, including, without limitation, all applicable federal and state tax laws, ERISA and Environmental Laws; (o) to the best knowledge of the Borrower and the Guarantor after due inquiry, upon execution and delivery of the Security Documents and the filing of documents thereby required, the Agent shall have a first-priority perfected security interest in the Collateral, subject only to Permitted Liens entitled to priority under applicable law, with no financing statements, chattel mortgages, real estate mortgages or similar filings on record anywhere which conflict with such first-priority interest; (p) except as set forth on Schedule 6(p) attached hereto and other Investments expressly permitted by the terms hereof, neither the Guarantor nor the Borrower has any Subsidiaries and is not a party to any partnership or joint venture; (q) the Guarantor qualifies as a REIT pursuant to ss.856-860 of the Code and the related regulations; and (r) the Borrower has provided the Agent on behalf of the Banks with Lease Summaries and information packages regarding each of the Collateral Properties, and such information packages fairly represent the position of each of the Collateral Properties on the date hereof or as of the date of delivery thereof (if applicable).



          ss7. AFFIRMATIVE COVENANTS. The Borrower and the Guarantor jointly and severally agree that until the termination of the Commitment and the payment and satisfaction in full of all the Obligations, the Borrower and the Guarantor will comply with their respective obligations as set forth throughout this Agreement and will, and will cause each of their respective Subsidiaries to:


            (a) furnish the Agent on behalf of the Banks: (i) as soon as available but in any event within ninety (90) days after the close of each fiscal year, the Guarantor's audited Financials for such fiscal year, certified by the Guarantor's accountants; (ii) within ninety (90) days after the close of each fiscal year (or contemporaneously with the filing thereof with the SEC), the Form 10-K (or with respect to the 1997 fiscal year of the Guarantor, the Form 10-KSB) filed by the Guarantor with the SEC with respect to such fiscal year; (iii) as soon as available but in any event within forty-five (45) days after the end of each fiscal quarter of the Guarantor the Form 10-Q statement (or with respect to the 1997 fiscal year of the Guarantor, the Form 10-QSB statement) filed by the Guarantor with the SEC with respect to such fiscal quarter, (iv) as soon as available but in any event within ninety (90) days after the close of each fiscal year of the Borrower, the Borrower's audited Financials for such fiscal year, certified by the Borrower's accountants, (v) within forty-five (45) days after the close of each fiscal quarter of the Borrower, the Borrower's unaudited Financials for such fiscal quarter, together with unaudited Lease Summaries, rent rolls, rent receivables and operating statements regarding each of the Collateral Properties, each in form and substance reasonably satisfactory to the Banks, with respect to all of the Borrower's Real Estate Assets for such fiscal quarter; (vi) together with the quarterly and annual audited Financials, a certificate of the Borrower and the Guarantor (in substantially the form attached to Exhibit G hereto) setting forth computations demonstrating compliance with the Borrower's and the Guarantor's financial covenants set forth in ss.9 hereof, and certifying that no Default or Event of Default has occurred, or if it has, the actions taken by the Borrower or the Guarantor with respect thereto; (vii) contemporaneously with the filing or mailing thereof, copies of all material of a financial nature filed with the SEC or sent to the owners/stockholders or partners of the Guarantor or the Borrower; (viii) promptly after its receipt thereof, annual financial information regarding commercial tenants in the Collateral Properties as applicable and available and (ix) if a Default or an Event of Default or a materially adverse change in any of the Collateral Properties shall have occurred, Appraisals (or updates thereof if required) of the Collateral Properties within thirty (30) days after the request of the Agent therefor;


            (b) keep true and accurate books of account in accordance with GAAP and to permit the Agent or any Bank or its designated representatives during normal business hours and upon reasonable prior notice (unless, in each case, a Default or Event of Default has occurred whereupon no such notice shall be required) to inspect the Borrower's or the Guarantor's premises and to examine and be advised as to such or other business records upon the request of the Agent or such Bank;


             (c) maintain in good operating condition its business and assets, to keep its business and assets adequately insured, to maintain its chief executive office in the United States, to continue to engage in the same lines of business, and to comply with all Requirements of Law, including ERISA and Environmental Laws;


           (d)  notify the Agent on behalf of the Banks  promptly  in writing of
         (i) the occurrence of any Default or Event of Default, (ii) any noncompliance with ERISA or any Environmental Law or proceeding in respect thereof which could have a Materially Adverse Effect, (iii) any change of name or address, (iv) any threatened or pending litigation or similar proceeding affecting the Borrower, the Guarantor or any Additional Guarantor or any of the Collateral Properties which could have a Materially Adverse Effect or any material change in any such litigation or proceeding previously reported and (v) claims against any assets or properties of the Borrower or the Guarantor encumbered in favor of the Agent which could have a Materially Adverse Effect;


            (e) use the proceeds of the Revolving Credit Loans solely to finance acquisitions by the Borrower or Subsidiaries of the Borrower of Real Estate Assets and to pay reasonable and customary costs associated with such acquisitions in accordance with the terms hereof and the Business Plan Summary and for the repair and improvement of such acquired Real Estate Assets, and not for the carrying of "margin security" or "margin stock" within the meaning of Regulations U and X of the Board of Governors of the Federal Reserve System, 12 C.F.R. Parts 221 and 224; provided, that, notwithstanding the foregoing, the Borrower may use a portion of the aggregate outstanding principal amount of the Revolving Credit Loans not in excess of (i) $4,000,000 for general working capital purposes of the Borrower and (ii) $2,000,000 to consummate stock repurchase arrangements of the Guarantor;


             (f) cooperate with the Agent and the Banks, take such action, execute such documents, and provide such information as the Agent and the Banks may from time to time reasonably request in order further to effect the transactions contemplated by and the purposes of the Loan Documents, including without limitation the delivery at the expense of the Borrower, the Guarantor and the Additional Guarantors of Appraisals (with respect to the New Collateral Properties), additional title insurance, surveys, or environmental assessments;


            (g) do or cause to be done all things necessary to preserve and keep in full force and effect the existence of the Guarantor as a Maryland real estate investment trust and its election to be taxed as a REIT under the provisions of Sections 856-860 of the Code, or such other laws as may be applicable in order to maintain the current material characteristics of the Guarantor as an investment vehicle and tax entity;


           (h) maintain at least one operating account of the Borrower and the Guarantor with the Agent; and


           (i) take all steps reasonably necessary to cause any and all payments due to any third party under any management fee agreements with respect to the Collateral Properties to be subordinated in full in writing to the prior payment of the Revolving Credit Loans during the continuance of a Default or an Event of Default, each on terms and conditions reasonably satisfactory the Agent in all respects.



     ss8. NEGATIVE COVENANTS. The Borrower and the Guarantor jointly and severally agree that until the termination of the Commitment and the payment and satisfaction in full of all the Obligations, the Borrower and the Guarantor will not, and will not permit any of their respective Subsidiaries to,:


             (a) create, incur or assume any Indebtedness other than (i) Indebtedness to the Agent and the Banks arising under the Loan Documents, (ii) Indebtedness in respect of the acquisition of personal property which does not exceed $500,000 in aggregate amount for the Borrower, the Guarantor and their respective Subsidiaries, (iii) current liabilities not incurred through the borrowing of money or the obtaining of credit except credit on an open account customarily extended, (iv) Indebtedness in respect of taxes or other governmental charges contested in good faith and by appropriate proceedings; (v) Indebtedness of the Borrower or any of its Subsidiaries, the payment of which is without recourse to the Borrower or such Subsidiary, incurred in connection with the acquisition of Real Estate Assets (other than the Collateral Properties) or the financing or refinancing of any permitted Indebtedness secured by liens on such Real Estate Assets;
         (vi) additional recourse Indebtedness of the Borrower or the Guarantor in an aggregate principal amount not in excess of $445,000 at any time;
         (vii) Indebtedness of the Borrower and the Guarantor to First Union Bank of Connecticut in an aggregate principal amount not in excess of $8,980,000; (viii) Indebtedness of the Borrower and/or any of its Subsidiaries and/or any of the Guarantor's subsidiaries due and owing to Citicorp Real Estate, Inc. in an aggregate principal amount not in excess of $15,084,000 at any time and (ix) existing Indebtedness (and any refinancing of such Indebtedness that does not increase the outstanding principal amount of such Indebtedness) not included above and listed on Schedule 8(a)(ix) hereto; provided, that the Banks agree to use reasonable efforts to respond to any written request of the Borrower to amend the limitation on additional recourse Indebtedness set forth in ss.8(a)(vi) above within thirty (30) days of their receipt thereof;


             (b) create or incur any Liens on any property or assets of the Borrower, the Guarantor or any of their respective Subsidiaries except
         (i) Liens securing the Obligations; (ii) Liens securing taxes or other governmental charges not yet due; (iii) deposits or pledges made in connection with social security obligations; (iv) Liens of carriers, warehousemen, mechanics and materialmen, less than 120 days old as to obligations not yet due; (v) easements, rights-of-way, zoning restrictions and similar minor Liens which individually and in the aggregate do not have a Materially Adverse Effect; (vi) purchase money security interests in personal property securing purchase money Indebtedness permitted by Section 8(a)(ii), covering only the personal property so acquired; (vii) mortgage liens on, pledges of and security interests in (A) the Real Estate Assets other than the Collateral Properties acquired with Indebtedness permitted by Section 8(a)(v), (B) any personal property of the Borrower, the Guarantor or such Subsidiary directly related or appurtenant to such Real Estate Assets and (C) if, and only if, the applicable Subsidiary that incurs such permitted Indebtedness and grants such liens on such Real Estate Assets and related personal property is a special purpose entity that owns only the Real Estate Assets and personal property that secure the applicable permitted Indebtedness, the outstanding equity interests of such Subsidiary, in each case that secure such Indebtedness and cover only the Real Estate Assets and personal property directly related or appurtenant to such Real Estate Assets so acquired and equity interests; (viii) liens securing the payment of Indebtedness permitted by ss.8(a)(vi) hereof that encumber only the Real Estate Asset acquired with the initial proceeds of such Indebtedness; (ix) Liens securing the payment of the Indebtedness permitted by ss.8(a)(vii) hereof covering only the Real Estate Assets and personal property directly related or appurtenant to such Real Estate Assets described in more detail on
         Schedule 8(b)(ix) attached hereto; (x) liens securing the payment of Indebtedness permitted by ss.8(b)(viii) hereof that encumber only the Real Estate Assets and personal property directly related or appurtenant to such Real Estate Assets described on Schedule 8(b)(x) attached hereto; and (xi) other Liens existing on the date hereof and listed on Schedule 8(b)(xi) hereto;


            (c) make any Investments other than investments in (i) marketable obligations of the United States maturing within one (1) year, (ii) certificates of deposit, bankers' acceptances and time, money market and demand deposits of United States Federal and state chartered banks having total assets in excess of $1,000,000,000, (iii) as long as no Default or Event of Default shall have occurred and be continuing or would result therefrom Investments consisting of (A) all of the issued and outstanding capital stock of, or equity interests in, a Subsidiary of the Borrower or (B) a majority of the capital stock of or equity interests in a Partially-Owned Real Estate Holding Entity, (iv) any other investments made by the Guarantor in the ordinary course of the Guarantor's business in a manner consistent with past practice if such investments qualify under Section 856(c)(5)(A) of the Code (or any successor regulation thereto), for purposes of inclusion in the "75% asset test" relating to the Guarantor's status as a REIT; provided, that the Guarantor may not make any investments in other REITs, unless such Investment in any single REIT does not exceed more than fifteen percent (15%) of the Guarantor's total assets, determined in accordance with GAAP and provided, further, that the aggregate value of all Investments under this subsection (c)(iv) shall not exceed at any time thirty percent (30%) of the total assets of the Guarantor, determined in accordance with the Code and the regulations promulgated thereunder,
         (v) investments in respect of Acquisition Properties or other Real Estate Assets acquired by the Borrower after the date hereof in accordance with the terms of this Agreement; (vi) intercompany loans provided by the Borrower to the Guarantor solely in connection with stock repurchase arrangements of the Guarantor; or (vii) such other investments as the Agent may from time to time approve in writing;


            (d) become party to a merger, or to effect any disposition of any properties or assets other than by the Guarantor, the Borrower or any of their respective Subsidiaries in the ordinary course of their respective businesses as a REIT or as a Subsidiary of a REIT, or to purchase or otherwise acquire assets other than the acquisition of Acquisition Properties or other Real Estate Assets or the making of Investments in accordance with the terms hereof and the purchase of personal property in the ordinary course of their respective businesses;



            (e) in the case of the Borrower, make (A) annual Distributions in excess of ninety percent (90%) of Funds from Operations or (B) any Distributions during any period when any Event of Default has occurred and is continuing or would result therefrom; provided, however, that the Borrower may at all times make Distributions to the extent (after taking into account all available funds of the Guarantor from all other sources) required in order to enable the Guarantor to continue to qualify as a REIT.


           (ii) In the case of the Guarantor, during any period when any Event of Default has occurred and is continuing, make any Distributions in excess of the Distributions required to be made by the Guarantor in order to maintain its status as a REIT;


              (f) cause or permit (a) the occupancy for all Units in the Collateral Properties (under valid and enforceable Leases with bona fide, third party tenants) to be less than ninety percent (90%) of all such Units at any time or (b) the occupancy for all Units in any individual Collateral Property (under valid and enforceable Leases with bona fide, third party tenants) to be less than eighty percent (80%) of all such Units at any time; or


              (g) at any time cause or permit any of the Partnership Documents to be modified, amended or supplemented in any respect whatsoever, without (in each case) the express prior written consent or approval of the Agent, if such changes would affect the Guarantor's REIT status or otherwise materially adversely affect the rights of the Agent and the Banks hereunder or under any other Loan Document.



     ss9. FINANCIAL COVENANTS. The Borrower and the Guarantor jointly and severally agree that until the termination of the Commitment and the payment and satisfaction in full of all the Obligations, the Borrower and the Guarantor will not:


               (a) cause or permit the outstanding principal amount of the Revolving Credit Loans to exceed sixty percent (60%) of the Appraised Value of the Collateral Properties at any time; provided, that, the Borrower shall have the right to either (i) pay down the outstanding principal amount of the Revolving Credit Loans, or (ii) grant to the Agent on behalf of the Banks valid and perfected first mortgage liens, pursuant to mortgages in form and substance satisfactory to the Agent, on additional Real Estate Assets on which all real estate due diligence requirements referred to in ss.2 hereof have been met, in each case in order to cure the Borrower's failure to comply with this ss.9(a) within the time period referred to in ss.12.1(c) hereof;


             (b) cause or permit the ratio of Collateral Operating Cash Flow to Pro Forma Debt Service Charges to be less than 1.6 to 1.0 for (i) the fiscal quarter of the Borrower ending on June 30, 1997, (ii) the period of two consecutive fiscal quarters of the Borrower ending on September 30, 1997, (iii) the period of three consecutive fiscal quarters of the Borrower ending on December 31, 1997 and (iv) any period of four (4) consecutive fiscal quarters of the Borrower ending on or after March 31, 1998;


              (c) cause or permit the ratio of Total Liabilities to Tangible Net Worth to exceed 1.25:1.00 for any fiscal quarter of the Guarantor ending after the Closing Date.


             (d) cause or permit the ratio of Operating Cash Flow to Total Debt Service for the Guarantor to be less than 2.0 to 1.0 for (i) the fiscal quarter of the Guarantor ending on June 30, 1997, (ii) the period of two consecutive fiscal quarters of the Guarantors ending on September 30, 1997, (iii) the period of three consecutive fiscal quarters of the Guarantor ending on December 31, 1997 and (iv) any period of four (4) consecutive fiscal quarters of the Guarantor ending on or after March 31, 1998.


     ss.10. CONDITIONS TO THE CLOSING DATE. The obligations of the Banks to enter into this Agreement shall be subject to the satisfaction of the following conditions precedent on or prior to March 28, 1997:


     ss10.1. Loan Documents. Each of the Loan Documents shall have been duly executed and delivered by the respective parties thereto and shall be in full force and effect.


           ss10.2. Certified Copies of Organization Documents. The Agent shall have received (i) from the Borrower a copy, certified as of a recent date by a duly authorized officer of the Guarantor, in its capacity as general partner of the Borrower, to be true and complete, of the Agreement of Limited Partnership of the Borrower and any other agreement governing the rights of the partners of the Borrower, (ii) from the Guarantor a copy, certified as of a recent date by the appropriate officer of the State of Maryland to be true and correct, of the corporate charter of the Guarantor and (iii) from each Additional Guarantor copies of such Additional Guarantor's Charter Documents, in each case along with any other organization documents of the Borrower or the Guarantor or the Additional Guarantors, as the case may be, and each as in effect on the date of such certification.


     ss10.3. By-Laws; Resolutions. All action on the part of the Borrower, the Guarantor and the Additional Guarantors necessary for the valid execution, delivery and performance by the Borrower, the Guarantor and the Additional Guarantors of this Agreement and the other Loan Documents to which any of them is or is to become a party shall have been duly and effectively taken, and evidence thereof satisfactory to the Banks shall have been provided to the Agent. The Agent shall have received from the Guarantor, for itself and in its capacity as general partner of the Borrower and the Additional Guarantors, true copies of its by-laws and the resolutions adopted by its board of directors authorizing the transactions described herein and evidencing the due authorization, execution and delivery of the Loan Documents to which it and/or the Borrower or the Additional Guarantors is a party, each certified by the secretary as of a recent date to be true and complete.


     ss10.4. Incumbency Certificate; Authorized Signers. The Agent shall have received from the Guarantor for itself and as general partner of the Borrower and the Additional Guarantors, an incumbency certificate, dated as of the Closing Date, signed by a duly authorized officer of the Guarantor and giving the name and bearing a specimen signature of each individual who shall be authorized: (a) to sign, in the name and on behalf of the Borrower, the Guarantor and the Additional Guarantors, as the case may be, each of the Loan Documents to which the Borrower or the Guarantor or any of the Additional Guarantors is or is to become a party; (b) to make Loan and Conversion Requests on behalf of the Borrower; and (c) to give notices and to take other action on behalf of the Borrower or the Guarantor or the Additional Guarantors, as applicable, under the Loan Documents.


     ss10.5. Validity of Liens. The Security Documents shall be effective to create, on the Closing Date or, if earlier, on the date such Security Documents are recorded or filed with the appropriate offices, in favor of the Agent, on behalf of the Banks, a legal, valid and enforceable first (except for Permitted Liens entitled to priority under applicable law) security interest in the Collateral. All filings, recordings, deliveries of instruments and other actions necessary or desirable in the reasonable opinion of the Agent to protect and preserve such security interests shall have been duly executed, and ready to be effected on or prior to the Closing Date. The Agent shall have received evidence thereof in form and substance reasonably satisfactory to the Agent.


          ss10.6. Surveys and Taxes. The Agent shall have received (a) a Survey of each of the Initial Collateral Properties, together with the applicable Surveyor Certificate, bearing dates acceptable to the Agent, and in form and substance acceptable to the Agent, and (b) evidence of payment of real estate taxes and municipal charges on the Initial Collateral Properties which are or will become due and payable on or before the Closing Date.


           ss10.7. Title Insurance; Title Exception Documents. The Agent (on behalf of the Banks) shall have received the Title Policies. The Agent (on behalf of the Banks) shall have received true and accurate copies of all documents listed as exceptions under each Title Policy.


     ss10.8.  Leases,  Service Contracts,  and Other Documents.  The Agent shall
have  received  from  the  Borrower  Lease   Summaries,   all  material  Service
Agreements, and all Partnership Documents.

           ss10.9. Estoppel Agreements; Subordination, Attornment and Non-Disturbance Agreements. The Agent shall have received (a) Subordination, Attornment and Non-Disturbance Agreements, in form and substance satisfactory to the Agent, and (b) Estoppel Agreements in form and substance satisfactory to the Agent, in each case from each of the commercial tenants under the Leases which occupy more than five percent (5%) square feet of gross rentable area of any of the Collateral Properties.


     ss10.10. Certificates of Insurance. The Agent shall have received (a) current certificates of insurance as to all of the insurance maintained by Borrower on the Initial Collateral Properties (including flood insurance if necessary) from the insurer or an independent insurance broker, identifying insurers, types of insurance, insurance limits, and policy terms and insurance binders naming the Agent as Mortgagee, loss payee and additional insured; (b) certified copies of all policies evidencing such insurance (or certificates therefor signed by the insurer or an agent authorized to bind the insurer); and
(c) such further information and certificates from Borrower, its insurers and insurance brokers as the Agent may reasonably request.


           ss10.11. Hazardous Substance Assessments. The Agent shall have received hazardous waste site assessment reports running in favor of the Agent and the Banks concerning Hazardous Substances (or the threat thereof) and asbestos with respect to the Initial Collateral Properties, dated as of a date satisfactory to the Banks, from environmental engineers acceptable to the Agent, such reports to be in form and substance satisfactory to the Agent and each of the Banks. The Agent shall have the right to obtain third-party review of the reports at the Borrower's expense.


          ss10.12. Opinion of Counsel Concerning Organization and Loan Documents. Each of the Banks and the Agent shall have received favorable opinions addressed to the Banks and the Agent in form and substance satisfactory to the Banks and the Agent from Cohn & Birnbaum, as counsel to the Borrower, the Guarantor, the Additional Guarantors and their respective subsidiaries.


          ss10.13. Appraisals. The Agent and each of the Banks shall have received Appraisals dated as of a date satisfactory to the Banks for each of the Initial Collateral Properties in form and substance satisfactory to the Agent and each of the Banks (which Appraisals are subject to review by the Agent and the Banks in accordance with the terms hereof). The Agent shall have the right to obtain third-party review of the Appraisals at the Borrower's expense.


                  ss.10.14.  [Intentionally Omitted.


     ss10.15. Structural Condition Assurances. The Agent and each of the Banks shall have received evidence satisfactory to the Agent and each of the Banks as to the good physical condition of the Buildings and that utilities and public water and sewer service is available at the lot lines of the Initial Collateral Properties and connected directly to the Buildings with all necessary Permits.


           ss10.16. Permit Assurances; Compliance. The Agent shall have received evidence reasonably satisfactory to the Agent that (i) all activities being conducted on the Initial Collateral Properties which require federal, state or local Permits have been duly licensed and that such Permits are in full force and effect, and (ii) the Initial Collateral Properties are in compliance with all zoning, land use, environmental, architectural access, historical and building laws.


     ss10.17. Guaranty. The Guaranty shall have been duly executed and delivered by the Guarantor. The Additional Guaranties shall have been duly executed and delivered by the Additional Guarantors.


     ss10.18. Fiancial Analysis of Initial Collateral properties. Each of the Banks shall have completed to its satisfaction, a financial analysis of each Initial Collateral Property, which analysis shall include, without limitation, a review, with respect to each Initial Collateral Property, of (i) the most recent rent rolls, (ii) three (3) year historical and projected operating statements,
(iii) cash flow projections, (iv) capital expenditure budgets (which shall be subject to the review and approval of each of the Banks), (v) market data, (vi) Lease Summaries, (vii) tenant financial statements, to the extent available for commercial tenants, and (viii) an aging of rent payments and rent payment histories for each tenant.


     ss10.19. Inspection of Collateral Properties. The Agent and each Bank shall have completed to its satisfaction an inspection of the Initial Collateral Properties at the Borrower's expense.


     ss10.20. Certifications from Government Officials; UCC-11 Reports. The Agent shall have received (i) long-form certifications from government officials evidencing the legal existence, good standing and foreign qualification of the Borrower, the Guarantor and each of the Additional Guarantors, along with a certified copy of the certificate of limited partnership of the Borrower and the Additional Guarantors, all as of the most recent practicable date; and (ii) UCC-11 search results from the appropriate jurisdictions for the Borrower, the Guarantor and the Additional Guarantors.


           ss10.21. Proceedings and Documents. All proceedings in connection with the transactions contemplated by this Agreement, the other Loan Documents and all other documents incident thereto shall be reasonably satisfactory in form and substance to each of the Banks and to the Agent's counsel, and the Agent, each of the Banks and such counsel shall have received all information and such counterpart originals or certified or other copies of such documents as the Agent may reasonably request.


     ss10.22. Fees. The Borrower shall have paid to the Agent, for the accounts of the Banks or for its own account, as applicable, all of the fees and expenses that are due and payable as of the Closing Date in accordance with this Agreement.


     ss10.23. Closing Certificate. The Borrower and the Guarantor shall have delivered a Closing
Certificate to the Agent, the form of which is attached hereto as Exhibit H.


     ss10.24. Consolidation Transactions. The Agent shall have received evidence satisfactory to the Agent that the Guarantor shall have consummated the consolidation transactions referred to in the Proxy Materials.


     ss11. CONDITIONS TO ALL BORROWINGS. The obligations of the Banks to make any Revolving Credit Loan, whether on or after the Closing Date, shall also be subject to the satisfaction of the following conditions precedent:


     ss11.1. Representations True; No Event of Default; Compliance Certificate. Each of the representations and warranties of the Borrower, the Guarantor and the Additional Guarantors contained in this Agreement, the other Loan Documents or in any document or instrument delivered pursuant to or in connection with this Agreement shall be true as of the date as of which they were made and shall also be true at and as of the time of the making of each Revolving Credit Loan, with the same effect as if made at and as of that time (except to the extent of changes resulting from transactions contemplated or not prohibited by this Agreement or the other Loan Documents and changes occurring in the ordinary course of business, and except to the extent that such representations and warranties relate expressly to an earlier date); and no Default or Event of Default under this Agreement shall have occurred and be continuing on the date of any Loan Request or on the Drawdown Date of any Revolving Credit Loan. Each of the Banks shall have received a certificate of the Borrower signed by an authorized officer of the Borrower as provided in ss.2.5(d)(iii).


           ss11.2. Date Down Endorsement. If reasonably necessary to insure the priority of the mortgage liens of the Agent, the Agent shall have received datedown endorsements to all of the Title Policies that there have been no changes to the title to or encumbrances upon the Collateral Properties, other than as may have been permitted pursuant to this Agreement.


     ss11.3. No Legal Impediment. No change shall have occurred in any law or regulations thereunder or interpretations thereof that in the reasonable opinion of the Agent or any Bank would make it illegal for any Bank to make such Loan.


           ss11.4. Governmental Regulation. Each Bank shall have received such statements in substance and form reasonably satisfactory to such Bank as such Bank shall require for the purpose of compliance with any applicable regulations of the Comptroller of the Currency or the Board of Governors of the Federal Reserve System.

         ss.12.     EVENTS OF DEFAULT; ACCELERATION; ETC.



     ss12.1. EVENTS OF DEFAULT; ACCELERATION. If any of the following events ("Events of Default") shall occur: (a) the Borrower shall fail to pay (i) when due and payable any principal of or interest on the Revolving Credit Loans or
(ii) any other sum due under any of the Loan Documents within five (5) days following written demand for payment of the same; (b) the Borrower or the Guarantor shall fail to perform any term, covenant or agreement contained in
Section 8 or 9 (other than the covenant set forth in ss.9(a) hereof); (c) the Borrower shall fail to perform the covenant set forth in ss.9(a) hereof and such failure shall continue for thirty (30) days after the Bank has given written notice of such failure to the Borrower pursuant to ss.18 hereof; (d) the Borrower or the Guarantor or any Additional Guarantor shall fail to perform any other term, covenant or agreement contained in the Loan Documents and such failure shall continue for thirty (30) days after the Bank has given written notice of such failure to the Borrower; provided, that if any such failure is of a nature that it cannot be corrected within such thirty (30) day period but is capable of being corrected within an additional twenty (20) period, such failure shall not constitute an Event of Default hereunder so long as (i) the Borrower or the Guarantor or such Additional Guarantor, as applicable, institutes reasonable curative action within such initial period and diligently pursues such action to completion and (ii) such failure shall be fully cured within such additional twenty (20) day period; (e) any representation or warranty of the Borrower or the Guarantor or any Additional Guarantor in any of the Loan Documents or in any certificate or notice given in connection therewith shall have been false or misleading in any material respect at the time made or deemed to have been made; (f) the Borrower or the Guarantor or any Additional Guarantor shall be in default beyond the expiration of any applicable grace period under any environmental, financial or payment covenant set forth in any agreement or agreements evidencing Indebtedness owing to the Bank or any affiliates of the Bank or other Indebtedness in excess of $1,000,000 in aggregate principal amount, or shall fail to pay such Indebtedness when due, subject to any applicable period of grace; (g) any of the Loan Documents shall cease to be in full force and effect, (h) the Borrower, the Guarantor, any Additional Guarantor or any of their respective Subsidiaries (i) shall make an assignment for the benefit of creditors, (ii) shall be adjudicated bankrupt or insolvent, (iii) shall seek the appointment of, or be the subject of an order appointing, a trustee, liquidator or receiver as to all or part of its assets, (iv) shall commence, approve or consent to, any case or proceeding under any bankruptcy, reorganization or similar law and, in the case of an involuntary case or proceeding, such case or proceeding is not dismissed within thirty (30) days following the commencement thereof, or (v) shall be the subject of an order for relief in an involuntary case under federal bankruptcy law; (i) the Borrower or the Guarantor or any Additional Guarantor shall be unable to pay its debts as they mature; (j) there shall remain undischarged for more than ten (10) days any final (beyond any applicable appeal period) judgment or execution action against the Borrower or the Guarantor or any Additional Guarantor (not covered by insurance reasonably satisfactory to the Agent) that, together with other outstanding claims (not covered by insurance reasonably satisfactory to the Agent) and execution actions against the Borrower or the Guarantor or such Additional Guarantor exceeds $1,000,000 in the aggregate; or (k) the Guarantor shall cease to be the general partner of the Borrower at any time:

         then, and in any such event, so long as the same may be continuing, the Agent may, and upon the request of the Majority Banks shall, by notice in writing to the Borrower, declare all amounts owing with respect to this Agreement, the Revolving Credit Notes and the other Loan Documents to be, and they shall thereupon forthwith become, immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived by the Borrower and the Guarantor; provided that in the event of any Event of Default specified in ss.12.1(h) or 12.1(i), all such amounts shall become immediately due and payable automatically and without any requirement of notice from any of the Banks or the Agent or action by the Banks or the Agent.


     ss12.2. Termination of Commitments. If any one or more Events of Default specified in ss.12.1(h) or ss.12.1(i) shall occur, any unused portion of the Commitments hereunder shall forthwith terminate and the Banks shall be relieved of all obligations to make Revolving Credit Loans to the Borrower. If any other Event of Default shall have occurred and be continuing, the Majority Banks may, by notice to the Borrower, terminate the unused portion of the Total Commitment hereunder, and upon such notice being given such unused portion of the Total Commitment shall terminate immediately and the Banks shall be relieved of all further obligations to make Revolving Credit Loans. No such termination of the Total Commitment hereunder shall relieve the Borrower of any of the Obligations or any of its existing obligations to any Bank arising under other agreements or instruments.


     ss12.3 Remedies. In the event that one or more Events of Default shall have occurred and be continuing, whether or not the Banks shall have accelerated the maturity of the Revolving Credit Loans pursuant to ss.12.1, the Majority Banks may direct the Agent to proceed to protect and enforce the rights and remedies of the Agent and the Banks under this Agreement, the Revolving Credit Notes, any or all of the other Loan Documents or under applicable law by suit in equity, action at law or other appropriate proceeding (including for the specific performance of any covenant or agreement contained in this Agreement or the other Loan Documents or any instrument pursuant to which the Obligations are evidenced and, to the full extent permitted by applicable law, the obtaining of the ex parte appointment of a receiver), and, if any amount shall have become due, by declaration or otherwise, proceed to enforce the payment thereof or any other legal or equitable right or remedy of the Agent and the Banks under the Loan Documents or applicable law. No remedy herein conferred upon the Banks or the Agent or the holder of any Revolving Credit Note is intended to be exclusive of any other remedy and each and every remedy shall be cumulative and shall be in addition to every other remedy given hereunder or under any of the other Loan Documents or now or hereafter existing at law or in equity or by statute or any other provision of law.


           ss12.4. Distribution of Collateral Proceeds. In the event that, following the occurrence and during the continuance of any Default or Event of Default, the Agent or any Bank, as the case may be, receives any monies in connection with the enforcement of any of the Security Documents, or otherwise with respect to the realization upon any of the Collateral, such monies shall be distributed for application as follows:


             (a) First, to the payment of, or (as the case may be) the reimbursement of, the Agent for or in respect of all reasonable costs, expenses, disbursements and losses which shall have been incurred or sustained by the Agent in connection with the collection of such monies by the Agent, for the exercise, protection or enforcement by the Agent of all or any of the rights, remedies, powers and privileges of the Agent or the Banks under this Agreement or any of the other Loan Documents or in respect of the Collateral or in support of any provision of adequate indemnity to the Agent against any taxes or liens which by law shall have, or may have, priority over the rights of the Agent to such monies;


             (b) Second, to all other Obligations pro rata based upon the amount of the Obligations due each of the Agent and the Banks; and provided, further, that the Agent may in its discretion make proper allowance to take into account any Obligations not then due and payable;


             (c) Third, upon payment and satisfaction in full or other provisions for payment in full satisfactory to the Majority Banks of all of the Obligations, to the payment of any obligations required to be paid pursuant to ss.9-504(1)(c) of the Uniform Commercial Code of the State of Connecticut or any similar law; and


             (d)     Fourth,  the excess, if any, shall be returned to the
               Borrower or to such other Persons as are entitled thereto.


     ss13. SETOFF. Regardless of the adequacy of any Collateral and without demand or notice, during the continuance of any Event of Default, any deposits in any account (general or specific, time or demand, provisional or final, regardless of currency, maturity, or the branch at which such deposits are held in the possession of the Agent or a Bank may be applied to or set off against the payment of the Obligations. Each of the Banks agrees with each other Bank that (a) if pursuant to any agreement between such Bank and the Borrower (other than this Agreement or any other Loan Document), an amount to be set off is to be applied to Indebtedness of the Borrower to such Bank, other than with respect to the Obligations, such amount shall be applied ratably to such other Indebtedness and to the Obligations, and (b) if such Bank shall receive from the Borrower, whether by voluntary payment, exercise of the right of setoff, counterclaim, cross action, enforcement of the Obligations by proceedings against the Borrower at law or in equity or by proof thereof in bankruptcy, reorganization, liquidation, receivership or similar proceedings, or otherwise, and shall retain and apply to the payment of the Revolving Credit Note or Revolving Credit Notes held by such Bank any amount in excess of its ratable portion of the payments received by all of the Banks with respect to the Revolving Credit Notes held by all of the Banks, such Bank will make such disposition and arrangements with the other Banks with respect to such excess, either by way of distribution, pro tanto assignment of claims, subrogation or otherwise, as shall result in each Bank receiving in respect of the Revolving Credit Notes held by it its proportionate payment as contemplated by this Agreement; provided that if all or any part of such excess payment is thereafter recovered from such Bank, such disposition and arrangements shall be rescinded and the amount restored to the extent of such recovery, but without interest. Notwithstanding the foregoing, no Bank shall exercise a right of setoff if such exercise would limit or prevent the exercise of any other remedy, right to Collateral or other recourse against the Borrower.

           4.     THE AGENT.


                  ss.14.1.  Authorization.


             (a) The Agent is authorized to take such action on behalf of each of the Banks and to exercise all such powers as are hereunder and under any of the other Loan Documents and any related documents delegated to the Agent, together with such powers as are reasonably incident thereto, provided that no duties or responsibilities not expressly assumed herein or therein shall be implied to have been assumed by the Agent. The relationship between the Agent and the Banks is and shall be that of agent and principal only, and nothing contained in this Agreement or any of the other Loan Documents shall be construed to constitute the Agent as a trustee or fiduciary for any Bank.


             (b) The Borrower, without further inquiry or investigation, shall, and is hereby authorized by the Banks to, assume that all actions taken by the Agent hereunder and in connection with or under the Loan Documents are duly authorized by the Banks. The Banks shall notify Borrower of any successor to Agent by a writing signed by Majority Banks, which successor shall be reasonably acceptable to the Borrower.


        ss14.2. Employees and Agents. The Agent may exercise its powers and execute its duties by or through employees or agents and shall be entitled to take, and to rely on, advice of counsel concerning all matters pertaining to its rights and duties under this Agreement and the other Loan Documents. The Agent may utilize the services of such Persons as the Agent in its sole discretion may reasonably determine, and all reasonable fees and expenses of any such Persons shall be paid by the Borrower.


     ss14.3. No Liability. Neither the Agent, nor any of its shareholders, directors, officers or employees nor any other Person assisting them in their duties nor any agent or employee thereof, shall be liable for any waiver, consent or approval given or any action taken, or omitted to be taken, in good faith by it or them hereunder or under any of the other Loan Documents, or in connection herewith or therewith, or be responsible for the consequences of any oversight or error of judgment whatsoever, except that the Agent may be liable for losses due to its willful misconduct or gross negligence.


        ss14.4. No Representations. The Agent shall not be responsible for the execution or validity or enforceability of this Agreement, the Revolving Credit Notes, any of the other Loan Documents or any instrument at any time constituting, or intended to constitute, collateral security for the Revolving Credit Notes, or for the value of any such collateral security or for the validity, enforceability or collectibility of any such amounts owing with respect to the Revolving Credit Notes, or for any recitals or statements, warranties or representations made herein or in any of the other Loan Documents or in any certificate or instrument hereafter furnished to it by or on behalf of the Guarantor or the Borrower or any of their respective Subsidiaries, or be bound to ascertain or inquire as to the performance or observance of any of the terms, conditions, covenants or agreements in this Agreement, the other Loan Documents or in any instrument at any time constituting, or intended to constitute, collateral security for the Obligations. The Agent shall not be bound to ascertain whether any notice, consent, waiver or request delivered to it by the Borrower or the Guarantor or any holder of any of the Revolving Credit Notes shall have been duly authorized or is true, accurate and complete. The Agent has not made nor does it now make any representations or warranties, express or implied, nor does it assume any liability to the Banks, with respect to the credit worthiness or financial condition of the Borrower or any of its Subsidiaries or the Guarantor or any of the Subsidiaries or any tenant under a Lease or any other entity. Each Bank acknowledges that it has, independently and without reliance upon the Agent or any other Bank, and based upon such information and documents as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement.


                  ss.14.5.  Payments.


           (a) A payment by the Borrower to the Agent hereunder or any of the other Loan Documents for the account of any Bank shall constitute a payment to such Bank. The Agent agrees to distribute to each Bank such Bank's pro rata share of payments received by the Agent for the account of the Banks, as provided herein or in any of the other Loan Documents. All such payments shall be made on the date received, if before 2:00 p.m., and if after 2:00 p.m., on the next Business Day. If payment is not made on the day received, the funds shall be invested by the Agent in overnight obligations, and interest thereon paid pro rata to the Banks.


             (b) If in the reasonable opinion of the Agent the distribution of any amount received by it in such capacity hereunder, under the Revolving Credit Notes or under any of the other Loan Documents might involve it in material liability, it may refrain from making distribution until its right to make distribution shall have been adjudicated by a court of competent jurisdiction, provided that the Agent shall invest any such undistributed amounts in overnight obligations on behalf of the Banks and interest thereon shall be paid pro rata to the Banks. If a court of competent jurisdiction shall adjudge that any amount received and distributed by the Agent is to be repaid, each Person to whom any such distribution shall have been made shall either repay to the Agent its proportionate share of the amount so adjudged to be repaid or shall pay over the same in such manner and to such Persons as shall be determined by such court.


           (c) Notwithstanding anything to the contrary contained in this Agreement or any of the other Loan Documents, any Bank that fails (i) to make available to the Agent its pro rata share of any Revolving Credit Loan or (ii) to comply with the provisions of ss.14 with respect to making dispositions and arrangements with the other Banks, where such Bank's share of any payment received, whether by setoff or otherwise, is in excess of its pro rata share of such payments due and payable to all of the Banks, in each case as, when and to the full extent required by the provisions of this Agreement, or to adjust promptly such Bank's outstanding principal and its pro rata Commitment Percentage as provided in ss.2.1, shall be deemed delinquent (a "Delinquent Bank") and shall be deemed a Delinquent Bank until such time as such delinquency is satisfied. A Delinquent Bank shall be deemed to have assigned any and all payments due to it from the Borrower, whether on account of outstanding Revolving Credit Loans, interest, fees or otherwise, to the remaining nondelinquent Banks for application to, and reduction of, their respective pro rata shares of all outstanding Revolving Credit Loans. The Delinquent Bank hereby authorizes the Agent to distribute such payments to the nondelinquent Banks in proportion to their respective pro rata shares of all outstanding Revolving Credit Loans. If not previously satisfied directly by the Delinquent Bank, a Delinquent Bank shall be deemed to have satisfied in full a delinquency when and if, as a result of application of the assigned payments to all outstanding Revolving Credit Loans of the nondelinquent Banks, the Banks' respective pro rata shares of all outstanding Revolving Credit Loans have returned to those in effect immediately prior to such delinquency and without giving effect to the nonpayment causing such delinquency.


      ss14.6. Holders of Revolving Credit Notes. The Agent may deem and treat the payee of any Revolving Credit Notes as the absolute owner or purchaser thereof for all purposes hereof until it shall have been furnished in writing with a different name by such payee or by a subsequent holder, assignee or transferee.


      ss14.7. Indemnity. The Banks ratably and severally agree hereby to indemnify and hold harmless the Agent from and against any and all claims, actions and suits (whether groundless or otherwise), losses, damages, costs, expenses (including any expenses for which the Agent has not been reimbursed by the Borrower as required by ss.18), and liabilities of every nature and character arising out of or related to this Agreement, the Revolving Credit Notes, or any of the other Loan Documents or the transactions contemplated or evidenced hereby or thereby, or the Agent's actions taken hereunder or thereunder, except to the extent that any of the same shall be directly caused by the Agent's willful misconduct or gross negligence.


           ss14.8. Agent as Bank. In its individual capacity as a Bank, Rhode Island Hospital Trust National Bank shall have the same obligations and the same rights, powers and privileges in respect to its Commitment and the Revolving Credit Loans made by it, and as the holder of any of the Revolving Credit Notes, as it would have were it not also the Agent.


          ss14.9 Notification of Defaults and Events of Default. Each Bank hereby agrees that, upon learning of the existence of a default, Default or an Event of Default, it shall (to the extent notice has not previously been provided) promptly notify the Agent thereof. The Agent hereby agrees that upon receipt of any notice under this ss.14.9 it shall promptly notify the other Banks of the existence of such default, Default or Event of Default.


     ss14.10. Duties in the Case of Enforcement. In case one of more Events of Default have occurred and shall be continuing, and whether or not acceleration of the Obligations shall have occurred, the Agent shall, if (a) so requested by the Majority Banks and (b) the Banks have provided to the Agent such additional indemnities and assurances against expenses and liabilities as the Agent may reasonably request, proceed to enforce the provisions of this Agreement and the Security Documents authorizing the sale or other disposition of all or any part of the Collateral and exercise all or any such other legal and equitable and other rights or remedies as it may have in respect of such Collateral and enforcement of the Banks' rights against the Borrower and the Guarantor under this Agreement and the other Loan Documents. The Majority Banks may direct the Agent in writing as to the method and the extent of any such sale or other disposition, the Banks (including any Bank which is not one of the Majority Banks) hereby agreeing to ratably and severally indemnify and hold the Agent harmless from all liabilities incurred in respect of all actions taken or omitted in accordance with such directions, provided that the Agent need not comply with any such direction to the extent that the Agent reasonably believes the Agent's compliance with such direction to be unlawful or commercially unreasonable in any applicable jurisdiction.


     ss14.11. Successor Agent. Rhode Island Hospital Trust National Bank, or any successor Agent, may resign as Agent at any time by giving written notice thereof to the Banks and to the Borrower. In addition, the Majority Banks may remove the Agent in the event of the Agent's willful misconduct or gross negligence. Any such resignation or removal shall be effective upon appointment and acceptance of a successor Agent, as hereinafter provided. Upon any such resignation or removal, the Majority Banks shall have the right to appoint a successor Agent, provided that, unless a Default or an Event of Default shall have occurred and be continuing, the Borrower shall have the right to approve any successor Agent, which approval shall not be unreasonably withheld. If, in the case of a resignation by the Agent, no successor Agent shall have been so appointed by the Majority Banks and approved by the Borrower, and shall have accepted such appointment, within thirty (30) days after the retiring Agent's giving of notice of resignation, then the retiring Agent may, on behalf of the Banks, appoint any one of the other Banks as a successor Agent. Upon the acceptance of any appointment as Agent hereunder by a successor Agent, such successor Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring or removed Agent, and the retiring or removed Agent shall be discharged from all further duties and obligations as Agent under this Agreement. After any Agent's resignation or removal hereunder as Agent, the provisions of this ss.14 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Agent under this Agreement. The Agent agrees that it shall not assign any of its rights or duties as Agent to any other Person.


         ss14.12. Notices. Any notices or other information required hereunder to be provided to the Agent shall be forwarded by the Agent to each of the Banks on the same day (if practicable) and, in any case, on the next Business Day following the Agent's receipt thereof. The Agent's receipt of such notice shall be deemed to constitute receipt by the Banks of any such notice.

         ss.15.     ASSIGNMENT; PARTICIPATIONS; ETC.


     ss15.1. Conditions to Assignments by Banks. Except as provided herein, each Bank may assign to one or more Eligible Assignees all or a portion of its interests, rights and obligations under this Agreement (including all or a portion of its Commitment Percentage and Commitment and the same portion of the Revolving Credit Loans at the time owing to it) and the Revolving Credit Notes held by it; provided that (a) the Agent and, unless a Default or an Event of Default shall have occurred and be continuing, the Borrower each shall have the right to approve any Eligible Assignee, which approval shall not be unreasonably withheld, it being agreed that the Agent and the Borrower must approve or reject a proposed Eligible Assignee within seven (7) days of receiving a written request from any Bank for such approval and if the Agent or the Borrower fails to respond within such seven (7) day period, such request for approval shall be deemed approved by the Agent or the Borrower, or both, as the case may be, (b) each such assignment shall be of a constant, and not a varying, percentage of all the assigning Bank's rights and obligations under this Agreement, (c) subject to the provisions of ss.2.3 hereof, each Bank shall have at all times an amount of its Commitment of not less than $8,000,000 and (d) the parties to such assignment shall execute and deliver to the Agent, for recording in the Register (as hereinafter defined), an assignment and assumption, substantially in the form of Exhibit I hereto (an "Assignment and Assumption"), together with any Revolving Credit Notes subject to such assignment. Upon such execution, delivery, acceptance and recording, from and after the effective date specified in each Assignment and Assumption, which effective date shall be at least five
(5) Business Days after the execution thereof, (i) the assignee thereunder shall be a party hereto and, to the extent provided in such Assignment and Assumption, have the rights and obligations of a Bank hereunder and thereunder, and (ii) the assigning Bank shall, to the extent provided in such assignment and upon payment to the Agent of the registration fee referred to in ss.15.3, be released from its obligations under this Agreement. Any such Assignment and Assumption shall run to the benefit of the Borrower and a fully executed copy of any such Assignment and Assumption shall be delivered by the Assignor to the Borrower.


     ss15.2. Certain Representations and Warranties: Limitations; Covenants. By executing and delivering an Assignment and Assumption, the parties to the assignment thereunder confirm to and agree with each other and the other parties hereto as follows: (a) other than the representation and warranty that it is the legal and beneficial owner of the interest being assigned thereby free and clear of any adverse claim, the assigning Bank makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with this Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement, the other Loan Documents or any other instrument or document furnished pursuant hereto; (b) the assigning Bank makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Borrower and its Subsidiaries or the Guarantor or any other Person primarily or secondarily liable in respect of any of the Obligations, or the performance or observance by the Borrower and its Subsidiaries or the Guarantor or any other Person primarily or secondarily liable in respect of any of the Obligations of any of their obligations under this Agreement or any of the other Loan Documents or any other instrument or document furnished pursuant hereto or thereto or the validity or enforceability or priority of any lien or any Collateral; (c) such assignee confirms that it has received a copy of this Agreement, together with copies of such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into such Assignment and Assumption; (d) such assignee will, independently and without reliance upon the assigning Bank, the Agent or any other Bank and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit and Collateral decisions in taking or not taking action under this Agreement; (e) such assignee represents and warrants that it is an Eligible Assignee; (f) such assignee appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers under this Agreement and the other Loan Documents as are delegated to the Agent by the terms hereof or thereof, together with such powers as are reasonably incidental thereto; (g) such assignee agrees that it will perform in accordance with their terms all of the obligations that by the terms of this Agreement are required to be performed by it as a Bank; and (h) such assignee represents and warrants that it is legally authorized to enter into such Assignment and Assumption.


     ss15.3.Register. The Agent shall maintain a copy of each Assignment and Assumption delivered to it and a register or similar list (the "Register") for the recordation of the names and addresses of the Banks and the Commitment Percentages of, and principal amount of the Revolving Credit Loans owing to, the Banks from time to time. The entries in the Register shall be conclusive, in the absence of manifest error, and the Borrower, the Agent and the Banks may treat each Person whose name is recorded in the Register as a Bank hereunder for all purposes of this Agreement. The Register shall be available for inspection by the Borrower and the Banks at any reasonable time and from time to time upon reasonable prior notice. Upon each such recordation, the assigning Bank agrees to pay to the Agent a registration fee in the sum of $2,500.


     ss15.4. New Revolving Credit Notes. Upon its receipt of an Assignment and Assumption executed by the parties to such assignment, together with each Revolving Credit Notes subject to such assignment, the Agent shall (a) record the information contained therein in the Register, and (b) give prompt notice thereof to the Borrower and the Banks (other than the assigning Bank). Within five (5) Business Days after receipt of such notice, the Borrower, at its own expense, shall execute and deliver to the Agent, in exchange for each surrendered Revolving Credit Notes, a new Revolving Credit Notes to the order of such Eligible Assignee in an amount equal to the amount assumed by such Eligible Assignee pursuant to such Assignment and Assumption and, if the assigning Bank has retained some portion of its obligations hereunder, a new Revolving Credit Notes to the order of the assigning Bank in an amount equal to the amount retained by it hereunder. Such new Revolving Credit Notes shall provide that they are replacements for the surrendered Revolving Credit Notes, shall be in an aggregate principal amount equal to the aggregate principal amount of the surrendered Revolving Credit Notes, shall be dated the effective date of such Assignment and Assumption and shall otherwise be in substantially the form of the assigned Revolving Credit Notes. The surrendered Revolving Credit Notes shall be canceled and returned to the Borrower.


     ss15.5. Participants. Each Bank may sell participations to one or more banks or other entities in all or a portion of such Bank's rights and obligations under this Agreement and the other Loan Documents; provided that (a) the Borrower shall have approved such participant (such approval not to be unreasonably withheld), (b) each such participation shall be in an amount of not less than $8,000,000, (c) any such sale or participation shall not affect the rights and duties of the selling Bank hereunder to the Borrower and the Agent and the Bank shall continue to exercise all approvals, disapprovals and other functions of a Bank, (d) the only rights granted to the participant pursuant to such participation arrangements with respect to waivers, amendments or modifications of, or approvals under, the Loan Documents shall be the rights to approve waivers, amendments or modifications that would reduce the principal of or the interest rate on any Revolving Credit Loans, extend the term or increase the amount of the Commitment of such Bank as it relates to such participant, reduce the amount of any fees to which such participant is entitled or extend any regularly scheduled payment date for principal or interest, and (e) no participant shall have the right to grant further participations or assign its rights, obligations or interests under such participation to other Persons without the prior written consent of the Agent.


          ss15.6. Pledge by Lender. Notwithstanding any other provision of this Agreement, any Bank at no cost to the Borrower may at any time pledge all or any portion of its interest and rights under this Agreement (including all or any portion of its Revolving Credit Notes) to any of the twelve Federal Reserve Banks organized under ss.4 of the Federal Reserve Act, 12 U.S.C. ss.341. No such pledge or the enforcement thereof shall release the pledgor Bank from its obligations hereunder or under any of the other Loan Documents.


     ss15.7. No Assignment by Borrower. The Borrower shall not assign or transfer any of its rights or obligations under any of the Loan Documents without prior Unanimous Bank Approval.


         ss15.8. Disclosure. The Borrower agrees that, in addition to disclosures made in accordance with standard banking practices, any Bank may, after written notice to the Borrower, disclose information obtained by such Bank pursuant to this Agreement to assignees or participants and potential assignees or participants hereunder. Any such disclosed information shall be treated by any assignee or participant with the same standard of confidentiality set forth herein.


          ss16. CONSENTS, AMENDMENTS, WAIVERS, ETC. Except as otherwise expressly provided in this Agreement, any consent or approval required or permitted by this Agreement may be given, and any term of this Agreement or of any other of the other Loan Documents may be amended, and the performance or observance by the Borrower or the Guarantor of any terms of this Agreement or the other Loan Documents or the continuance of any default, Default or Event of Default may be waived (either generally or in a particular instance and either retroactively or prospectively) with, but only with, the written consent of the Majority Banks.

         Notwithstanding  the  foregoing,   Unanimous  Bank  Approval  shall  be
required for any amendment, modification or waiver of this Agreement that:


               (i)reduces or  forgives  any  principal  of any unpaid  Revolving
                  Credit Loan or any interest thereon (including any interest "breakage" costs) or any fees due any Bank hereunder, or permits any prepayment not otherwise permitted hereunder; or


                (ii)           changes  the unpaid  principal  amount  of, or
                     the rate of  interest  on, any  Revolving
                  Credit Loan; or


                (iii) changes the date fixed for any payment of  principal of or interest on any Revolving Credit Loan (including, without limitation, any extension of the Maturity Date) or any fees payable hereunder; or


                 (iv)  changes the amount of any Bank's  Commitment  (other than pursuant to an assignment permitted under ss.15.1 hereof) or increases the amount of the Total Commitment; or


                  (v)         amends or otherwise  changes the  definition  of
                       the  Borrowing  Base,  or the method of
                         calculating such Borrowing Base; or


                  (vi)  amends any of the covenants contained in ss.9 hereof; or


                  (vii) releases any Collateral beyond any release expressly provided for in ss.5.3 hereof, or, except for utility easements and the like approved by the Agent, subordinates any lien granted to the Agent for the benefit of the Banks to any lien for the benefit of any Person; or


                  (viii)         releases or reduces the liability of the
                        Guarantor pursuant to the Guaranty; or


                   (ix) modifies any provision herein or in any other Loan Document which by the terms thereof expressly requires Unanimous Bank Approval; or


                   (x)        amends any of the provisions governing funding
                          contained in ss.2 hereof; or


                    (xi) changes the rights,  duties or obligations of the Agent specified in ss.15 hereof (provided that no amendment or modification to such ss.15 or to the fee payable to the Agent under this Agreement may be made without the prior written consent of the Agent); or


                    (xii)       changes the definitions of Majority Banks or
                              Unanimous Bank Approval.

         No waiver shall extend to or affect any obligation not expressly waived or impair any right consequent thereon. No course of dealing or delay or omission on the part of the Agent or the Banks or any Bank in exercising any right shall operate as a waiver thereof or otherwise be prejudicial to such right or any other rights of the Agent or the Banks. No notice to or demand upon the Borrower shall entitle the Borrower to other or further notice or demand in similar or other circumstances.


           ss7.  [Intentionally Omitted].


     ss18. MISCELLANEOUS. The Borrower and the Guarantor jointly and severally agree to indemnify and hold harmless the Agent and the Banks against all claims and losses of every kind arising out of the Loan Documents, including without limitation against those in respect of the application of Environmental Laws to the Borrower. The Borrower and the Guarantor shall pay to the Agent and the Banks promptly on demand all reasonable costs and expenses (including any taxes and legal appraisal, engineering and other professional fees, syndication fees and fees of its commercial finance examiner) incurred by the Agent and the Banks in connection with the preparation, negotiation, execution, amendment, syndication or enforcement of any of the Loan Documents. Any communication to be made hereunder shall (a) be made in writing and by hand delivery or by registered or certified first class mail, and (b) be made or delivered to the address of the party receiving notice which is identified with its signature below (unless such party has by five (5) days' written notice specified another address), and shall be deemed made or delivered, when dispatched, left at that address, or five (5) days after being mailed, postage prepaid, to such address. This Agreement shall be binding upon and inure to the benefit of each party hereto and its successors and assigns (but neither the Guarantor nor the Borrower may assign its rights or obligations hereunder) and the Guarantor and the Borrower agree to cooperate and execute and deliver any and all agreements, documents and instruments reasonably required in connection with the terms hereof, including, without limitation, any documents reasonably required by any Bank in connection with the assignment by such Bank of any of its rights and remedies hereunder. No failure or delay by the Agent and the Banks to exercise any right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege preclude any other right, power or privilege. The provisions of this Agreement are severable and if any one provision hereof shall be held invalid or unenforceable in whole or in part in any jurisdiction, such invalidity or unenforceability shall affect only such provision in such jurisdiction. This Agreement, together with all Exhibits and Schedules hereto, expresses the entire understanding of the parties with respect to the transactions contemplated hereby. This Agreement and any amendment hereby may be executed in several counterparts, each of which shall be an original, and all of which shall constitute one agreement. In proving this Agreement, it shall not be necessary to produce more than one such counterpart executed by the party to be charged. THIS AGREEMENT AND THE NOTE ARE CONTRACTS UNDER THE LAWS OF THE STATE OF CONNECTICUT AND SHALL BE CONSTRUED IN ACCORDANCE THEREWITH AND GOVERNED THEREBY. THE BORROWER AGREES THAT ANY SUIT FOR THE ENFORCEMENT OF ANY OF THE LOAN DOCUMENTS MAY BE BROUGHT IN THE COURTS OF THE STATE OF CONNECTICUT OR ANY FEDERAL COURT SITTING THEREIN. The Borrower and the Guarantor, as an inducement to the Agent and the Banks to enter into this Agreement, hereby waives all rights to a jury trial with respect to any action arising in connection with any Loan Document.



     ss19. PREJUDGEMENT REMEDY WAIVER. THE BORROWER AND THE GUARANTOR ACKNOWLEDGE THAT THE FINANCING EVIDENCED HEREBY IS A COMMERCIAL TRANSACTION WITHIN THE MEANING OF CHAPTER 903a OF THE CONNECTICUT GENERAL STATUTES. THE BORROWER AND THE GUARANTOR HEREBY WAIVE THEIR RIGHT TO NOTICE AND PRIOR COURT HEARING OR COURT ORDER UNDER CONNECTICUT GENERAL STATUTES SECTIONS 52-278a ET. SEQ. AS AMENDED OR UNDER ANY OTHER STATE OR FEDERAL LAW WITH RESPECT TO ANY AND ALL PREJUDGMENT REMEDIES THE AGENT AND THE BANKS MAY EMPLOY TO ENFORCE THEIR RIGHTS AND REMEDIES HEREUNDER. MORE SPECIFICALLY, THE BORROWER ACKNOWLEDGE THAT THE BANK'S AND THE AGENT'S ATTORNEY MAY, PURSUANT TO CONN. GEN. STAT. ss.52-278F, ISSUE A WRIT FOR A PREJUDGMENT REMEDY WITHOUT SECURING A COURT ORDER. THE BORROWER ACKNOWLEDGE AND RESERVE THEIR RIGHT TO NOTICE AND A HEARING SUBSEQUENT TO THE ISSUANCE OF A WRIT FOR PREJUDGMENT REMEDY AS AFORESAID AND THE AGENT AND THE BANKS ACKNOWLEDGE THE BORROWER'S AND THE GUARANTOR'S RIGHT TO SAID HEARING SUBSEQUENT TO THE ISSUANCE OF SAID WRIT.

         IN WITNESS WHEREOF, the undersigned have duly executed this Agreement as a sealed instrument as of the date first set forth above.


                 ........         GROVE OPERATING, L.P.

                 ........         By:  Grove Property Trust



                 ........         By:  /s/ Joseph R. LaBrosse
                 ........             ------------------------
                                           Name:  Joseph Labrosse
                 ........                  Title:    Treasurer
                 ........                  Address:  598 Asylum Avenue
                 ........                  Hartford, Connecticut   06105
                 ........                  Telephone:  (860) 520-4789
                 ........                  Telecopy:    (860) 947-6960



                 ........         GROVE PROPERTY TRUST



                 ........         By:  /s/ Joseph R. LaBrosse
                                      -----------------------
                 ........                  Name:  Joseph Labrosse
                 ........                  Title:    Treasurer
                 ........                  Address:  598 Asylum Avenue
                 ........                  Hartford, Connecticut   06105
                 ........                  Telephone:  (860) 520-4789
                 ........                  Telecopy:    (860) 947-6960

                 ........         RHODE ISLAND HOSPITAL
                 ........         TRUST NATIONAL BANK,
                 ........         individually and as Agent



                 ........         By:  Keb H. Brockenbury
                                       ------------------------
                 ........                  Name:Keb H. Brockenbury
                 ........                  Title:First Vice-President
                 ........                  Address:  One Hospital Trust Plaza
                 ........                  Providence, Rhode Island   02903
                 ........                  Telephone:  (401) 278-7416
                 ........                  Telecopy:    (401) 278-8006





                 ........         By:    /s/James St. Thomas
                                         --------------------
                 ........                  Name:  James St. Thomas
                 ........                  Title:    First Vice President
                 ........                  Address:  One Hospital Trust Plaza
                 ........                  Providence, Rhode Island   02903
                 ........                  Telephone:  (401) 278-7416
                 ........                  Telecopy:    (401) 278-8006